EXHIBIT 10.D.

                           FOURTH AMENDMENT TO LEASE

     THIS FOURTH AMENDMENT TO LEASE is made as of April 28, 1993, BETWEEN:

          HOLIDAY HOTEL CORPORATION, a corporation incorporated under the laws of the State of Florida, POINSETTIA CORPORATION, a corporation incorporated under the laws of the State of Florida, and LUBBOCK CORPORATION, a corporation incorporated under the laws of the State of Texas,

          (hereinafter collectively referred to as the "Landlord")


                                      OF THE FIRST PART,

                           and

          LAUDERDALE BEACH ASSOCIATION, a general
          partnership formed under the laws of the State of Florida,

          (hereinafter referred to as the "Tenant"),

                                     OF THE SECOND PART.

WHEREAS:

     (A) Pursuant to a lease (the "Lease") made as of November 30, 1981, a Memorandum of which was recorded December 2, 1981 in Official Records Book 9915, Page 973, Public Records of Broward County, Florida, the Landlord leased to Cavendish Properties Inc. ("Cavendish") the Leased Property (as defined in the Lease) affecting real property located in Broward County, Florida, as described on Schedule A attached hereto, upon the terms and conditions as therein set forth;

     (B) Pursuant to an Assignment of Lease made as of January 15, 1982, which was recorded April 2, 1982 in Official Records Book 10115, Page 906, Public Records of Broward County, Florida, Cavendish assigned the Lease to the Tenant;

     (C) The Landlord and the Tenant have executed an Amendment to Lease made as of January 30, 1982, and an Amendment to Lease made as of December 21, 1982, as reflected in the Amendment to Lease dated December 21, 1982, recorded in Official Records Book 10580, Page 143, Public Records of Broward County, Florida;

5964LREALEST020593    Prepared by:                   Return to:

                      E. J. Desautels                E. J. Desautels
                                                     ----------------
                      Northwestern Mutual Life       Northwestern Mutual Life
                                                     ------------------------
                      720 East Wisconsin Ave         720 East Wisconsin Ave
                                                     ----------------------
                      Milwaukee WI 53202             Milwaukee, WI 53202

     (D) The Landlord and the Tenant have executed an Amendment to Lease dated June 30, 1986, which was recorded July 1, 1986, Official Records Book 3525, Page 396 of the Public Records of Broward County, Florida; and

     (E) The Landlord and the Tenant have agreed to amend the Lease further as hereinafter set forth.

     NOW, THEREFORE, THIS AGREEMENT WITNESSETH that in consideration of the covenants and agreements contained herein and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereby covenant and agree as follows:

     A. Section 5.01 of the Lease is deleted in its entirety, and the following is substituted therefor:

          5.01 Subject to the limitations set forth in Section 5.08, at any time and from time to time during the term of this Lease, the Tenant may without the consent of the Landlord, freely grant one or more sub-leases to third parties, which third parties may also be Affiliates of the Tenant, covering all or any portion of the Leased Property and any assignment of such sub-leases or further sub-leasing of all or any portion of such premises at any level removed from Landlord (all of which are herein referred to as "Sub-Leases"), which Sub-Leases may be of such form and substance and may contain such terms and provisions as the Tenant may in its sole discretion determine. No Sub-Lease shall be for a term of years beyond the expiration date of this Lease (plus any extension of time permitted hereunder) and no Sub-Lease shall relieve the Tenant of its responsibility to pay Basic Rent, Quarterly Basic Rent Installments and Additional Amounts and to observe and perform all of the Tenant's obligations hereunder.

     B.   A new section 5.08 of the Lease is added as follows:

          5.08 After December 1, 1992, Tenant may enter into Sub-Leases of the Leased Property without Landlord's consent only if (i) in the case of a Sub-Lease of all or any part of the Land, at all times during the term of the Sub-Lease the sum of rent and other consideration to be received by Tenant under the Sub-Lease is at least equal to the sum of the Basic Rent and Additional Amounts to be paid by Tenant under this Lease with respect to the Land sub-leased, all determined on a square foot of land basis (and the parties hereby agree that the Land area is 714.519 square feet), except that Tenant may sub-lease in the aggregate not more than 130,680 square feet of contiguous land located within the area outlined in red as shown on Exhibit A attached hereto without regard to the foregoing restrictions, but nonetheless the rent must be at least equal to the then current market rates for comparable sites in the market ( and in the event the parties cannot agree on whether the rent is at least equal to such current market rates, the dispute shall be submitted to arbitration pursuant to Article 23 hereof, provided, however, that the arbitrators appointed shall be MAI appraisers), and (ii) in the case of a Sub-Lease of space in the Improvements, the amount of gross square feet of space proposed to be leased, together with space then under lease, does not exceed 2,000 gross square feet of space. All other Sub-Leases require Landlord's consent. All

     Sub-Leases in existence on December 1, 1992, all Sub-Leases which are thereafter entered into for which Landlord's consent is not required hereunder, and all Sub-Leases to which Landlord hereafter consents are referred to in this section 5.08 as "Permitted Sub-Leases." Any Sub-Lease which is not within the foregoing definition of Permitted Sub-Leases shall not be entitled to the benefits of Sections 5.02, 5.03, 5.04 and 5.07, notwithstanding any language contained within said sections. Any Sub-Leases, including Permitted Sub-Leases, shall allow Landlord, its agents, employees, and invitees reasonable access for ingress and egress across the premises covered by the Sub-Lease.

     C. The last paragraph of section 9.01 of the Lease is deleted in its entirety, and the following is substituted therefor:

          If the Improvements existing at the commencement of the Lease are destroyed or damaged, the proceeds from any insurance in respect thereto shall be paid to the Tenant. If any other Improvements thereafter existing on the Leased Property are destroyed or damaged, the proceeds of any insurance in respect thereto shall be paid in escrow to an escrow bank, agent or title company to be disbursed to the Tenant upon an architect's certificate verifying the cost of new Improvements made by the Tenant from the date of such destruction or damage. Subject to the terms of the Note and Mortgage Modification and Consolidation Agreement dated June 30, 1986 between Aetna Life Insurance Company and Lauderdale Beach Association, Tenant shall expeditiously repair or replace all destruction or damage to the Improvements which occurs prior to December 1, 2022 to the same or similar condition and of at least equal value as the Improvements that had been destroyed or damaged, provided that the insurance proceeds referred to in the immediately preceding sentence are at least equal to the cost of the new Improvements. Thereafter if the Tenant does not within six months after such destruction or damage indicate to the Landlord that it proposes to make such new Improvements and thereafter proceed expeditiously to cause such new Improvements to be made, the proceeds of insurance shall thereafter be disbursed to the Landlord and the Tenant, as their interests may appear. In the event the parties cannot agree on the division of the proceeds, the dispute shall be submitted to arbitration pursuant to Article 23 hereto, provided, however, that the arbitrators appointed shall be MAI appraisers.

     D. The first paragraph of section 12.01 of the Lease is deleted in its entirety, and the following is substituted therefor:

     12.01     Mortgage, etc. -- Subject to the limitations set forth in Section
               -------------
     5.08, the Tenant's interest in the Lease may from time to time without the Landlord's consent, be mortgaged, hypothecated, encumbered, assigned, subleased, or otherwise transferred in whole or in part, by the Tenant or by operation of law, merger, consolidation or otherwise. Any assignment of this Lease shall be evidenced in writing, duly executed and acknowledged by the assignee and duly recorded in the office of the Clerk of the Circuit Court, Broward County, Florida, whereupon and whereby the assignee shall expressly accept and assume all the terms and covenants in this Lease contained to be kept and performed by the Tenant, and will comply with and be bound by them; and the Tenant covenants and agrees that it will not make any assignment of this Lease, except in the manner as above set forth, otherwise such assignment shall be absolutely null and void. The assignment or subleasing of this Lease shall not release the Tenant of liability for the payment of the rent due under this Lease or other obligations and duties on its part to be kept and performed hereunder.

     E. At the time of execution of this Forth Amendment to Lease Landlord has refunded to Tenant all security deposits held by Landlord under section
27.01 of the Lease and Tenant acknowledges receipt thereof. Article 27 is hereby deleted from the Lease and neither Landlord nor Tenant shall have any further rights or obligations under Article 27 or otherwise under the Lease with respect to security deposits.

     F. Tenant understands that the undersigned Landlord intends to sell the Leased Property and to assign its interest in the Lease (the "Proposed Transaction") to The Northwestern Mutual Life Insurance Company
("Northwestern"). Accordingly,

     1. Tenant does hereby represent and warrant to the undersigned Landlord and Northwestern that Tenant is the owner of the leasehold estate under the Lease and that all of the partners of Tenant are shown in the signature block for Tenant at the foot of this amendment.

     2. Tenant does hereby confirm to the undersigned Landlord and Northwestern that Tenant has waived all of its rights under Article 25 of the Lease with respect to the Proposed Transaction;

     3. Tenant does hereby represent and warrant to the undersigned Landlord and Northwestern that attached hereto as Schedule 1 is a true and complete listing of all of the Subleases (including all amendments and modifications) affecting the Leased Property and that true and complete copies of all such items have been delivered by Tenant to the undersigned Landlord and Northwestern; and

     4. Tenant does hereby certify to the undersigned Landlord and Northwestern that

     (a) the Lease, as previously amended as referred to above, is unmodified, is in good standing and is in full force and effect;

     (b) Tenant is not in Default under any of the terms or provisions of the Lease (as so amended) and there does not exist a state of facts which upon notice and applicable grace period would constitute an Event of Default;

     (c) Tenant does not know of any offsets or defenses against the enforcement of any of the provisions of the Lease (as so amended);

     (d) the annual Basic Rent due to Landlord is $1,430,000.00 through November 30, 1994; $1,560,000.00 from December 1, 1994 through November 30, 1999; $1,716,000.00 from December 1, 1999 through November 30, 2004, with 10% annual rent increases each five years thereafter; and

     (e)  the date to which the Basic Rent, Quarterly Basic Rent

          Installments and Additional Amounts have been paid in advance is:
          May 31, 1993

     G. Except as expressly amended hereby, the Lease as previously amended remains in full force and effect and the parties continue to be bound by all the provisions thereof and by this Fourth Amendment.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

WITNESSES:                           LANDLORD:

as to Holiday Hotel Corporation      HOLIDAY HOTEL CORPORATION, a Florida
                                     corporation

(Sign)  /s/ Patricia Ryan            By:   /s/ C. Tucker Moore
-------------------------------           ---------------------------------
(Print)     Patricia Ryan                 C. Tucker Moore, Vice President


(Sign)  /s/ Patricia Ryan
-------------------------------
(Print) /s/ Patricia L. Ryan                  [Corporate Seal]
Name:       Patricia L. Ryan


as to Poinsettia Corporation         POINSETTIA CORPORATION, a Florida
                                     corporation

(Sign) /s/ Patricia Ryan             By:  /s/ C. Tucker Moore
-------------------------------           ---------------------------------
(Print)    Patricia Ryan                  C. Tucker Moore, Vice President


(Sign)  /s/ Patricia Lozui
-------------------------------
(Print)     Patricia Lozui                    [Corporate Seal]
Name:       Patricia Lozui


As to Lubbock Corporation:           LUBBOCK CORPORATION, a Texas corporation


(Sign) /s/ Patricia Ryan             By:   /s/ C. Tucker Moore
-------------------------------           ---------------------------------
(Print)    Patricia Ryan                  C. Tucker Moore, Vice President


(Sign) /s/ Patricia L. Lozui
-------------------------------
(Print)    Patricia L. Lozui                  [Corporate Seal]
Name:      Patricia L. Lozui

                                     Address: 16700 Gulf Boulevard
                                              ---------------------------
                                              North Redington Beach, FL 33708
                                              ---------------------------
                                              ___________________________

                                        TENANT:

                                        LAUDERDALE BEACH ASSOCIATION
                                        a Florida general partnership,

                                        By:  MARRIOTT HOTEL PROPERTIES LIMITED
                                             PARTNERSHIP, a Delaware limited
                                             partnership, a general partner of
                                             Lauderdale Beach Association


                                             By: HOTEL PROPERTIES MANAGEMENT,
                                                 INC., a Delaware corporation, a
                                                 general partner of Marriott
                                                 Hotel Properties Limited
                                                 Partnership

(Sign) /s/ T. Edward Middleton                   By: /s/ Christopher G. Townsend
------------------------------                       ---------------------------
(Print)    T. Edward Middleton                   Print:  Christopher G. Townsend
                                                        ------------------------
                                                           Vice President
                                                           --------------

(Sign) /s/ James L. Best
--------------------------                             [Corporate Seal]
(Print)    James L. Best

                                                  Address: c/o Marriott Corp
                                                          -------------------
                                                          1 Marriott Drive
                                                          -------------------
                                                           Dept 924. 11
                                                          -------------------
                                                          Washington DC 20058

                                       By:   R/V-C ASSOCIATION, a Florida
                                             general partnership, a general
                                             partner of Lauderdale Beach
                                             Association

                                             By:   R/V ASSOCIATION, a Florida
                                                   general partnership, a
                                                   general partner of R/V-C
                                                   Association

                                                   By: RAHN HARBOR, LTD., a
                                                       Florida limited
                                                       partnership, a general
                                                       partner of R/V Associates

                                                   By: RAHN HARBOR, INC., a
                                                       Florida corporation, a
                                                       general partner of Rahn
                                                       Harbor, Ltd.

(Sign) /s/ Robert J. Stirk                   By:   /s/ Peter H. Roberts
--------------------------                        ----------------------
(Print)    Robert J. Strik                   (Print):  Peter H. Roberts
                                                      ------------------
                                                      __________President

(Sign) /s/ Susan C. Ross
------------------------
(Print)    Susan C. Ross                                     [Corporate Seal]


                                             Address: 1512 E. BROWARD BLVD. #301
                                                      --------------------------
                                                      FT. LAUDERDALE,
                                                      --------------------------
                                                       FLORIDA 33301
                                                      --------------------------

                             Consent of Mortgages

     The undersigned mortgagee of Tenant's interest in the Lease does hereby consent to the foregoing amendment.

Witnesses                               Aetna Life Insurance Company, a
                                        Connecticut corporation
(Sign) /s/ Anne M. Britwood
-------------------------------
(Print)    Anne M. Britwood             By:  /s/ David J. Ingram
                                           ------------------------------------
                                        Print:   David J. Ingram
                                              ---------------------------------
                                                       Vice       President
                                              --------------------

(Sign)  /s/ Laurie A. Brochu
-------------------------------
(Print)     Laurie A. Brochu
                                                  [Corporate seal]

                       CERTIFICATES OF ACKNOWLEDGEMENT

STATE OF Arizona     )
                     ) ss:
COUNTY OF Maricopa   )

     The foregoing instrument was acknowledged before me this 22 day of April , 1993, by C. Tucker Moore as Vice President of Holiday Hotel Corporation, a Florida corporation, on behalf of said corporation. He is personally known to me, or has produced __________________________________________as identification.


                                              (Sign) /s/ Katherine Degraffenreid
                                              ----------------------------------
                                              (Print)
                                              NOTARY PUBLIC

My commission expires:_______________                      (Notary Public Seal)


STATE OF Arizona     )
                     ) ss:
COUNTY OF Maricopa   )

     The foregoing instrument was acknowledged before me this 22 day of April , 1993, by C. Tucker Moore as Vice President of Holiday Hotel Corporation, a Florida corporation, on behalf of said corporation. He is personally known to me, or has produced __________________________________________as identification.


                                              (Sign) /s/ Katherine Degraffenreid
                                              ----------------------------------
                                              (Print)
                                              NOTARY PUBLIC

My commission expires:_______________                      (Notary Public Seal)


STATE OF Arizona     )
                     ) ss:
COUNTY OF Maricopa   )

     The foregoing instrument was acknowledged before me this __ day of _____ , 1993, by C. Tucker Moore as Vice President of Holiday Hotel Corporation, a Florida corporation, on behalf of said corporation. He is personally known to me, or has produced __________________________________________as identification.


                                              (Sign) /s/ Katherine Degraffenreid
                                              ----------------------------------
                                              (Print)
                                              NOTARY PUBLIC

My commission expires:_______________                      (Notary Public Seal)

STATE OF  Maryland          )
                                   ) ss:
COUNTY OF  Montgomery       )

     The foregoing instrument was acknowledged before me this 23rd day of April, 1993, by Christopher G. Townsend a Vice President of Hotel Properties
         -----------------------
Management, Inc., a Delaware corporation, as a general partner of Marriott Hotel Properties Limited Partnership, a Delaware limited partnership, as a general partner of LAUDERDALE BEACH ASSOCIATION, a Florida general partnership. He/she is personally known to me, or has produced _______________________ as identification.

                                         (Sign)  /s/ Susanne M. Ricci
                                        -------------------------------------
                                         (Print)
                                         NOTARY PUBLIC

My commission expires:________________________            (Notary Public Seal)

STATE OF  FLORIDA           )
                            )ss:
COUNTY OF  BROWARD          )

     The foregoing instrument was acknowledge before me this 26 day of April, 1993, by Peter H. Roberts as President of Rahn Harbor, Inc., a Florida corporation, as a general partner of Rahn Harbor, Ltd., a Florida limited partnership, as a general partner of R/V Associates, a Florida general partnership, as a general partner of R/V-C Association, a Florida general partnership, on behalf of LAUDERDALE BEACH ASSOCIATION, a Florida general partnership. He/she is personally known to me, or has produced __________________ as identification.

                                   (Sign)  /s/ Carol J. Gardina
                                   ---------------------------------------
                                   (Print) CAROL J. GARDINA


My commission expires:                                    (Notary Public Seal)

STATE OF  CONNECTICUT    )
                         )  ss: Hartford
COUNTY OF  HARTFORD      )

     The foregoing instrument was acknowledged before me this 27 day of April, 1993, by David J. Ingram a Vice President of Aetna Life Insurance Company, a
         ---------------
Connecticut corporation. He/she is personally known to me, or has produced Vice President as identification.
                                             (Sign)  /s/ Eileen M. Dautriel
                                            ----------------------------------
                                             (Print)     Eileen M. Dautriel
                                             NOTARY PUBLIC


My commission expires: 2.28.97                    (Notary Public Seal)

                                  Schedule A

                                      to

                          Fourth Amendment to Lease

                           Legal Description of Land
                           -------------------------

Parcel "A" and Lots 7 and 8, HOLIDAY BEACH, according to the plat thereof, as recorded in Plat Book 27, Page 39, of the Public Records of Broward County, Florida, together with those lands which have accreted to said Lot 7, lying between the platted East line of said Lot 7 and the mean high water line of the Atlantic Ocean; and a portion of Government Lot 1 and a portion of former New River Sound, including submerged lands now known as Mayan Lake, in Section 13, Township 50 South, Range 42 East, more full described as follows:

Beginning at the Southwest corner of said Parcel "A" HOLIDAY BEACH; thence North 1 degrees 50' 25" West, along the West line of said Parcel "A", a distance of
35.00 feet to the Southeast corner of Parcel "A", MAYA MARCA SUBDIVISION, according to the plat thereof, as recorded in Plat Book 63, Page 41, of the Public Records of Borward County, Florida; thence Westerly along the South lines of said Parcel "A", MAYA MARCA SUBDIVISION, the following three courses and distances: South 88 degrees 09' 35" West, a distance of 10.00 feet; thence South 45 degrees 30' 35" West, a distance of 51.67 feet; thence South 88 degrees 09' 35" West, a distance of 18.43 feet to the point of termination of the said three courses and distances; thence South 49 degrees 29' 24" East, a distance of 37.11 feet; thence South 0 degrees 57' 11" West, a distance of 984.71 feet to a point on a line 300.00 feet North of and parallel with the North line of the South 15 chains of said Government Lot 1; thence North 88 degrees 13' 08" East along said parallel line, a distance of 662 feet more or less to the shoreline of the Atlantic Ocean; thence Northerly along said shoreline to a point on a line
415.00 feet South of and parallel with the North line of said Section 13; thence South 88 degrees 09' 35" West, along said parallel line and along the South lines of said Lots 7 and 8, and Parcel "A" HOLIDAY BEACH a distance of 602 feet more or less to the Point of Beginning.

Said land situate, lying and being in the City of Fort Lauderdale, Broward County, Florida.

Schedule A, Continued..........




          Together with:

          The buildings and other improvements situated on the above-described real property; and

          All and singular the rights and appurtenances pertaining thereto, including all right, title and interest of the Lessor in and so adjacent streets, roads, alleys, rights-of-way and easements and all reversions thereof, if any; and

          All naturally accrated land lying waterward of the above-described real property.

                                   Exhibit A                      Initials:_____
                           Fourth Amendment to Lease                       _____






                   [DIAGRAM OF LEASED PROPERTY APPEARS HERE]

                                  SCHEDULE 1

                                   SUBLEASES
                                   ---------

1. Hair Salon - Concession agreement dated December 1, 1989 by and between Marriott Corporation d/b/a Marriott's Harbor Beach Resort and Philina, Inc..

Folio Number:_______________


                                                   Reserved for Clerk
                                                   -----------------------------

                      ASSIGNMENT AND ASSUMPTION OF LEASE
                      ----------------------------------

     For value received, HOLIDAY HOTEL CORPORATION, a Florida corporation, POINSETTIA CORPORATION, a Florida corporation, and LUBBOCK CORPORATION, a Texas corporation (collectively referred to as the "Assignors"), whose mailing addresses are c/o C. Tucker Moore, 16700 Gulf Boulevard, North Redington Beach, St. Petersburg, Florida 33738, owners of that certain real property generally located in Broward County, Florida and legally described on Exhibit "A" attached hereto and made a part hereof (the "Property"), hereby assign to THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY, a Wisconsin corporation, its successors and assigns (the "Assignee"), whose mailing address is 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, as of April 28, 1993 (the "Assignment Date") all right, title, and interest and obligations of the Assignors, if any, in and to any that certain lease of the Property between Assignors and Lauderdale Beach Association, a Florida general partnership ("Lauderdale") more particularly described on Exhibit "B" attached hereto and made a part hereof (the "Lease") and Assignee hereby accepts this Assignment of and Assumption of Lease and agrees to assume the performance of all of Assignors' duties and obligations as Landlord under the Lease from and after the Assignment Date.

     Assignors hereby agrees to indemnify and hold Assignee harmless from any and all loss, liability, cost and expense, including reasonable counsel fees at the trial and appellate levels, with respect to Assignors' performance or nonperformance of Assignors' duties and obligations as Landlord prior to the Assignment Date under the Lease. Assignee hereby agrees to indemnify and hold Assignors harmless from any and all loss, liability, cost and expense, including reasonable counsel fees at the trial and appellate levels, with respect to Assignee's performance or nonperformance of Assignee's duties and obligations as Landlord on and subsequent to the Assignment Date.

     This instrument may be signed in multiple counterparts, with each counterpart having the same force and effect as if this single instrument were executed by both parties hereon. The parties hereto agree that one counterpart will be recorded in the Public Records of Broward County, Florida.


PREPARED BY AND RETURN TO:
Dennis E. Manelli, Esquire
Shackleford, Farrior, Stallings & Evans, P.A.
Post Office Box 3324
Tampa, Florida 33601

     IN WITNESS WHEREOF, this Assignment and Assumption of Lease is signed and dated as of the Assignment Date.


Witnesses:

                                             HOLIDAY HOTEL CORPORATION,
                                             a Florida corporation

  /s/ Thomas P. Evans
---------------------
Name: Thomas P. Evans (print)
      ---------------

  /s/ Paul Coury                              By: /s/ C. Tucker Moore
---------------------                            --------------------------
Name: Paul Coury      (print)                    C. TUCKER MOORE, Vice
     ----------------                            President

[CORPORATE SEAL]                             Date: April 28, 1993

                                             POINSETTIA CORPORATION,
                                             a Florida corporation

  /s/ Thomas P. Evans
--------------------
Name: Thomas P. Evans (print)

  /s/ Paul Coury                             By: /s/ C. Tucker Moore
---------------------                            -----------------------
Name: Paul Coury      (print)                     C. TUCKER MOORE, Vice
                                                 President

[CORPORATE SEAL]                             DATE: April 28, 1993


                                             LUBBOCK CORPORATION,
                                             a Texas corporation

  /s/ Thomas P. Evans
---------------------
Name: Thomas P. Evans (print)

  /s/ Paul Coury                             By: /s/  C. Tucker Moore
---------------------                            -----------------------
Name: Paul Coury      (print)                    C. TUCKER MOORE, Vice
                                                 President

[CORPORATE SEAL]                             Date:  April 28, 1993

                                                THE NORTHWESTERN MUTUAL LIFE
                                                INSURANCE COMPANY,
                                                a Wisconsin corporation

/s/ Bernice Buse
--------------------
Name:Bernice Buse(print)
     ------------

/s/ Rosemary Poetzel                            By: /s/ Donald L. O'Dell
---------------------                               --------------------
Name:Rosemary Poetzel(print)                        Its:  Vice  President
     ----------------                                     ------

[CORPORATE SEAL]                                Date:  April  27  , 1993
                                                             ----

STATE OF FLORIDA
COUNTY OF Hillsborough
          ------------

     The foregoing instrument was acknowledge before me this  28  day of April,
                                                             ----        -----
1993 by C. TUCKER MOORE, as Vice President of HOLIDAY HOTEL CORPORATION, a Florida corporation, on behalf of the corporation. He is [X] personally known to
me or [_] produced                     as identification (check one).
                   -------------------
                                                /s/ Susan L. VanAndel
                                                -----------------------------
                                                Name:Susan L. VanAndel (print)
                                                     ------------------------
                                                NOTARY PUBLIC

                                                My commission number:___________

                                                My commission expires:__________

STATE OF FLORIDA
COUNTY OF Hillsborough
          --------------

     The foregoing instrument was acknowledge before me this  28  day of April,
                                                             ----        -----
1993 by C. TUCKER MOORE, as Vice President of POINSETTIA CORPORATION, a
Florida corporation, on behalf of the corporation. He is [X] personally known to
me or [_] produced                     as identification (check one).
                   -------------------
                                                /s/ Susan L. VanAndel
                                                ----------------------------
                                                Name:Susan L. VanAndel (print)
                                                     -------------------------
                                                NOTARY PUBLIC

                                                My commission number:___________

                                                My commission expires:__________

STATE OF FLORIDA
COUNTY OF HILLSBOROUGH

      The foregoing instrument was acknowledged before me this 28 day of April, 1993 by C. TUCKER MOORE, as Vice President of LUBBOCK CORPORATION, a Texas corporation, on behalf of the corporation. He is [X] personally known to me or
[_] produced                         as identification (check one)
             -----------------------
                                                  /s/ Susan L. VanAndel
                                                  -----------------------------
             [NOTARY PUBLIC SEAL]                 Name:Susan L. VanAndel
                                                  NOTARY PUBLIC

                                                  My commission number:_________

                                                  My commission expires:________
STATE OF         WISCONSIN
COUNTY OF        MILWAUKEE

     The foregoing instrument was acknowledged before me this 27th day of April, 1993 by Donald L. O'Dell, as Vice President of THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY, a Wisconsin corporation, on behalf of the corporation. He/she
is [X] personally known to me or [_] produced                          as
                                              ------------------------
identification (check one).



                                                  /s/ Bernice Buse
                                                  --------------------------
                                                  Name: Bernice Buse (print)
                                                       --------------
          [NOTARY PUBLIC SEAL]                    NOTARY PUBLIC

                                                  My commission number:_________

                                                  My commission expires:1/21/96
                                                                        --------

                                  EXHIBIT "A"
                                  -----------

Parcel A, HOLIDAY BEACH, according to the plat thereof, as recorded in Plat Book 27, Page 39, of the Public Records of Broward County, Florida.

                                 TOGETHER WITH

Parcel A, POINSETTIA PLAT, according to the plat thereof, as recorded in Plat Book 114, Page 43, of the Public Records of Broward County, Florida.

The above described parcels were formerly described as:

Parcel A and Lots 7 and 8, HOLIDAY BEACH, according to the plat thereof, as recorded in Plat Book 27, Page 39, of the Public Records of Broward County, Florida, together with those lands which have accreted to said Lot 7, lying between the platted East line of said Lot 7 and the mean high water line of the Atlantic Ocean; and a portion of Government Lot 1 and a portion of former New River Sound, including submerged lands now known as Mayan Lake, in Section 13, Township 50 South, Range 42 East, more full described as follows:

Beginning at the Southwest corner of said Parcel "A" HOLIDAY BEACH; thence North 1 degrees 50' 25" West, along the West line of said Parcel "A", a distance of
35.00 feet to the Southeast corner of Parcel "A", MAYA MARCA SUBDIVISION, according to the plat thereof, as recorded in Plat Book 63, Page 41, of the Public Records of Broward County, Florida; thence Westerly along the South lines of said Parcel "A", MAYA MARCA SUBDIVISION, the following three courses and distances: South 88 degrees 09' 35" West, a distance of 10.00 feet; thence South 45 degrees 30' 35" West, a distance of 51.67 feet; thence south 88 degrees 09' 35" West, a distance of 18.43 feet to the point of termination of the said three courses and distances; thence South 49 degrees 29' 24" East, a distance of 37.11 feet; thence South 0 degrees 57' 11" West, a distance of 984.71 feet to a point on a line 300.00 feet North of and parallel with the North line of the South 15 chains of said Government Lot 1; thence North 88 degrees 13' 08" East along said parallel line, a distance of 662 feet more or less to the shoreline of the Atlantic Ocean; thence Northerly along said shoreline to a point on a line
415.00 feet South of and parallel with the North line of said Section 13; thence South 88 degrees 09' 35" West, along said parallel line and along the South lines of said Lots 7 and 8, and Parcel "A" HOLIDAY BEACH a distance of 602 feet more or less to the Point of Beginning.

Said land situate, lying and being in the City of Fort Lauderdale, Broward County, Florida.

               THIS LEASE made as of the 30th day of November, 1981.

     B E T W E E N:

               HOLIDAY HOTEL CORPORATION, a corporation incorporated under the laws of the State of Florida, POINSETTIA CORPORATION, a corporation incorporated under the laws of the State of Florida, and LUBBOCK CORPORATION, a corporation incorporated under the laws of the State of Texas, (hereinafter collectively referred to as the "Landlord")

                                    - and -

               CAVENDISH PROPERTIES INC. a corporation incorporated under the laws of the State of Texas (hereinafter referred to as the "Tenant")

                            ARTICLE I:  DEFINITIONS
                            -----------------------

               As used herein, the following terms have the respective meanings herein set forth.

     1.01      Additional Amounts - As defined in Section 3.02.
               ------------------

     1.02      Affiliate of Tenant - Any person, corporation, trust,
               -------------------
     partnership, joint venture or other entity shall be deemed an Affiliate of the Tenant if:

          (i) Ten percent (10%) or more of the outstanding stock or other equity interest of such entity is owned by any one or more such entities which also own, or owns, beneficially or of record, an aggregate of ten percent (10%) or more of any class of the outstanding stock or other equity interest of the Tenant;

         (ii) such entity is the owner, directly or indirectly, beneficially or of record, of ten percent (10%) or more of any class of outstanding stock or other equity interest of the Tenant;

        (iii) ten percent (10%) or more of the outstanding stock, or other equity interest, of such entity is owned directly or indirectly, beneficially or of record by the Tenant; or

         (iv) such entity, directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with the Tenant.

     1.03      Basic Rent - As defined in Section 3.01.
               ----------

     1.04      Business Day - Monday through Friday of any week, excluding any
               ------------
     day which is a legal holiday in either Fort Lauderdale, Florida or Toronto, Canada.

     1.05      Condemnation Proceeds - as defined in Section 10.01.
               ---------------------

     1.06      Date of Determination - means the date of the commencement of
               ---------------------
     each five (5) year period commencing with the eighth anniversary date of the commencement of this Lease.

     1.07      Default - any failure on the part of the Tenant to perform or
               -------
     comply with any of the provisions of this Lease constituting an Event of Default.

     1.08      Event of Default - as defined in Article 15.
               ----------------

     1.09      Hotel - Hotel buildings and improvements located on the Leased
               -----
     Property (known as the Holiday Hotel), and all parking, commercial facilities, including retail shops, recreational facilities, including swimming pools, located on or included in the Hotel.

     1.10      Impositions - All taxes, assessments (including without
               -----------
     limitation, assessments for public improvements or benefits whether or not commenced or completed during the term of this Lease), water, sewer and other rents, rates and charges, excises, levies, license fees, permit fees and other authorization fees and all other charges (in each case whether general or special, ordinary or extraordinary, or foreseen or unforeseen), of every character (including all penalties or interest thereon) which at any time during or in respect of the term of this Lease may be assessed, levied, confirmed or imposed on or in respect of or be a lien upon (a) the Leased Property or any part thereof or any rent therefrom or any estate, right or interest therein, or (b) any occupancy, use or possession of the Leased Property or any part thereof; provided, however, that the term "Imposition" shall not include any franchise, capital stock or similar tax of the Landlord, or any income or excess profits tax (other than state, use or sales tax) of the Landlord determined on the basis of its general income or revenue.

     1.11      Improvements - all hotels, motels, condominiums and other
               ------------
     buildings, streets, curbs, sewers, flood control structures, sidewalks, fences, golf courses and stables, and other structures which now, or at any time hereafter, exist upon the Leased Property.

     1.12      Insurance Requirements - all terms and provisions of each
               ----------------------
     insurance policy covering or applicable to the Leased Property or any part thereof, all requirements of the issuers of all such policies, and all orders, rules, regulations and other requirements of the National Board of Fire Underwriters (or any other body exercising similar functions) applicable to or affecting the Leased Property or any part thereof or any use or condition of the Leased Property or any part thereof, at the time then relevant.

     1.13      Land - as described in Schedule A attached hereto.
               ----

     1.14      Leased Property - as defined in Section 2.01.
               ---------------

     1.15      Legal Requirements - all statutes, codes, laws, acts,
               ------------------
     ordinances, orders, judgments, decrees, injunctions, rules, regulations, permits, licenses, authorizations, directions and requirements of all federal, state, county, municipal, and other governments, departments, commissions, boards, courts, authorities, officials and officers, ordinary or extraordinary, which may be applicable to the Leased Property or any part thereof, or any of the beaches, waterways, canals, streets, alleys, passageways, sidewalks, curbs or gutters adjoining the Leased Property or any part thereof, or any use, manner of use or conditions of the Leased Property or any part thereof, at the time when relevant.

     1.16      Lending Institution - a bank, insurance company, trust company,
               -------------------
     pension plan, pension fund, mutual fund, retirement fund or education, charitable or other financial institution.

     1.17      Prime Rate - the lesser of the prime commercial lending rate
               ----------
     from time to time of The Toronto-Dominion Bank on U.S. dollar demand loans made in the United States to substantial and responsible corporate borrowers plus 1% and the maximum rate permitted under the laws of the State of Florida by a corporate lender.

     1.18      Quarterly Basic Rent Installment - as defined in Section 3.01.
               --------------------------------

     1.19      Sub-Lease - as defined in Section 5.01.
               ---------

     1.20      Taking - a taking of, or damage to, all or part of the Leased
               ------
     Property for any public or quasi-public use or any interest therein or right accruing thereto, as the result of or in lieu of condemnation or eminent domain. A Taking shall be deemed to occur at the point in time of the order of taking or actual physical taking of possession, whichever first occurs, pursuant to exercise of or expression of intent to exercise said power of eminent domain.

                 ARTICLE 2 - LEASE OF PROPERTY, TERM OF LEASE
                 --------------------------------------------

     2.01      Lease - Upon the conditions, limitations, covenants and
               -----
     agreements set forth below, the Landlord hereby leases, less and demises to the Tenant and the Tenant hereby leases from the Landlord the following property (hereinafter sometimes collectively referred to as the "Leased Property"):

          (a) the Land with such reductions by way of dedications and otherwise as may be made from time to time hereafter pursuant to this Lease; and

          (b)  the Hotel;

               TOGETHER WITH any facilities, fixtures, equipment, paving, surfacing, sewers, storm drains and other Improvements which may now or hereafter be located thereon, and the appurtenances thereof; except for those items of furniture, fixtures, equipment and other property to be retained by the Landlord as hereinafter provided.

               SUBJECT, HOWEVER, to: (a) liens, charges, encumbrances, covenants, conditions, restrictions, easements, reservations, rights, rights of way and all other rights and interest of third persons of record set forth in Schedule "B" hereto; and (b) zoning and building restrictions and governmental regulations now or hereafter affecting the Leased Property;

               TO HAVE AND TO HOLD FOR term of ninety-nine (99) years commencing on the 1st day of December, 1981 and expiring on the 30th day of November, 2080, unless this Lease shall sooner terminate as hereinafter provided.

     2.02      Leased Property "As Is" - The Tenant has leased the Leased
               ----------------------
     Property after an examination thereof and is familiar with its present uses and nonuses.

     2.03      Landlord's Retention of Personal Property - At the commencement
               -----------------------------------------
     date of this Lease the Landlord shall retain title to all its right, title and interest in all furniture, furnishings, equipment, personal property, inventory, supplies and consumables, including without limiting the generality thereof, laundry supplies, food service preparation utensils, food service chinaware, food and beverage service glassware, food service silverware and holloware flatware, holloware, food and beverage service equipment and supplies, linens for food and beverage service and guest rooms, housekeeping supplies, engineering supplies, accounting supplies, miscellaneous general supply items and uniforms of the Hotel.

                               ARTICLE 3 -RENT
                               ---------------

     3.01      Basic Rent - During the term of this Lease, the Tenant will pay
               ----------
     to the Landlord a net basic rent (the "Basic Rent") as provided herein in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts to The Northern Trust Company, 50 South Lasalle Street, Chicago Illinois or at such other place or to such agent as the Landlord from time to time may designate. The Basic Rent shall be payable in advance in quarterly installments (the "Quarterly Basic Rent Installment") on the date hereof, and on the first day of each succeeding three month period during the term hereof and shall be computed as follows:

          (i) For the first two years for the term of this Lease the annual rent shall be $550,000 and each Quarterly Basic Rent Installment during such two year period shall be $137,500, subject to adjustment from time to time as set forth in items (v), (vi) and
               (vii) below.

         (ii) For the third year of the term of this Lease the annual rent shall be $650,000 and each Quarterly Basic Rent Installment during such one year period shall be $162,500, subject to adjustment from time to time as set forth in items (v), (vi) and
               (vii) below.

        (iii) For the fourth year of the term of this Lease the annual rent shall be $950,000 and each Quarterly Basic Rent Installment during such one year period shall be $237,500, subject to adjustment from time to time as set forth in items (v), (vi) and
               (vii) below.

         (iv) The annual rent for the remainder of the term of this Lease (including during the renewal term) shall be $1,000,000 and each Quarterly Basic Rent Installment shall be $250,000, subject to adjustment from time to time as set forth in items (v), (vi) and
               (vii) below.

          (v) In the event that at any time prior or during the term hereof, the zoning of that portion of the Land which is currently zoned R1A is rezoned as R3 or to a classification which permits a residential density equal to or substantially as great as an R3 classification, the annual rental provided for herein shall thereafter be increased so that the next Quarterly Basic Rent Installments payable hereunder shall:

              (a) in the case where the Quarterly Basic Rent Installments are payable pursuant to item (ii) above, be $192,500;

              (b) in the case where the Quarterly Basic Rent Installments are payable pursuant to item (iii) above, be $290,000; and

              (c) in the case where the Quarterly Basic Rent Installments are payable pursuant to item (iv) hereof, be $325,000 and the annual rent thereafter shall be $1,300,000.

         (vi) In the event that at any time prior to the fifth anniversary of the term hereof, more than 75% of the housing units which may be constructed on the Lands based on the zoning currently existing with respect to the Lands have been sold and conveyed by the Tenant to subsequent purchasers, the annual rent and Quarterly Basic Rent Installments payable thereafter shall be as provided in item (iv) above. If the Land has been rezoned as described in item (v) above and more than 75% of the housing units which may be constructed on the Lands based on such rezoning have been sold and conveyed by the Tenant to subsequent purchasers, the annual rent and Quarterly Basic Rent Installments payable thereafter shall be as provided in item (v) above.

       (vii) Whenever a Taking of the nature referred to in Article 10 shall occur, the Quarterly Basic Rent Installments thereafter payable shall abate by an amount agreed to by the Landlord and Tenant and, failing agreement, the matter shall be submitted to arbitration pursuant to Article 23 hereof to determine what is a fair abatement having regard to the amount of the Leased Property in respect of which there has been a Taking.

     3.02      Additional Amounts - In addition to the Basic Rent provided for
               ------------------
     herein, the Tenant will also pay all Impositions and all other costs, expenses, liabilities, obligations or other payments which under this Lease the Tenant assumes and agrees to pay, or with respect to which the Tenant agrees herein to reimburse the Landlord under any of the provisions of this Lease. Tenant shall also pay all sales, use, excise and similar tax charged or assessed against the Landlord for or because of the rental income paid under this Lease. Either party shall have the right to contest the amount or applicability of such tax with the appropriate governmental bodies. All of such Impositions, costs, expenses, liabilities, obligations, and other payments are hereinafter sometimes referred to, individually and collectively, as Additional Amounts. In the event of any failure by the Tenant to pay any Additional Amounts, the Landlord shall have all the rights and remedies provided for in this Lease or by law in the case of nonpayment, of the Basic Rent. The Tenant will also pay to the Landlord, on demand, interest at the Prime Rate on all overdue Quarterly Basic Rent Installments or any Additional Amounts paid by the Landlord pursuant to
     Article 14 hereof from the date of such payment.

     3.03      Increase in Rent - Commencing with the eighth anniversary date of
               ----------------
     this Lease the Quarterly Basic Rent Installments shall be increased during each succeeding five years of the lease term (including during the renewal term) as follows:

     (i) in respect of each of the Quarterly Basic Rent Instalments payable during the five years commencing on the eighth anniversary of this by an amount of $32,500;

    (ii) in respect of each of the Quarterly Basic Rent Instalments payable during the next five years the Lease, by an amount of $32,500;

   (iii) during each succeeding five years of the Lease Quarterly Basic Rent Instalments payable during each such five year period shall be increase amount equal to 10% of the Quarterly Basic Rent Instalment payable immediately preceding the of Determination.

3.04      Lease to be Deemed Net Lease - The Tenant agrees that, except as
          ----------------------------
herein otherwise expressly provided, the Tenant shall pay all costs, charges and expenses of every kind and nature whatsoever against or in connection with Leased Property which may arise or become due during the term of this Lease, and which, except for the execution delivery hereof, would or could have been payable by the Landlord. Notwithstanding the foregoing and notwithstanding any provisions contained in this Lease to the effect that the matters be without expense to the Landlord, the Tenant shall not be required to pay for services of the Landlord officers and employees, or any franchise, capital stocks similar tax of the Landlord or any income or excess prXX tax of the Landlord determined on the basis of its genXX income or revenues.

                  ARTICLE 4 -USE, DEVELOPMENT AND SUBDIVISION
                  -------------------------------------------

4.01      Use of the Leased Property - The Leased Property may be used for any
          --------------------------
lawful purpose. The Tenant shall exercise its best efforts to use and occupy the Leased Property in a lawful manner and comply with, and maintain the Leased Property in compliance with, all laws and governmental requirements applicable thereto and to thxx thereof, except those with which the Leased Property iXX in compliance as of the date of the Lease.

4.02      Improvements and Subdivision - The Tenant may construct or demolish
          ----------------------------
and reconstruct such Improvement the Leased Property as it reasonably deems desirable for purpose of developing the Leased Property.

     (a) No Improvement shall be undertaken or made unless the Tenant shall have procured, so far as there may be required by law from time to time, all permits, authorizations, reports and/or other necessary action of all municipal agencies and departments of governmental agencies and subdivisions having jurisdiction. The Landlord shall join, but without expense to the Landlord in the application for such permits or authorizations whenever such action by it is required by law. The Landlord hereby constitutes the Tenant its agent authorizing the Tenant sign any and all applications or other documents which may be necessary for any construction, demolition or reconstruction on the Leased Property desired from time to time or at anytime by the Tenant for developing the Leased Property.

          (b) Any Improvement shall be made in compliance with all applicable permits and authorizations and building and zoning laws and with all other laws, ordinances, orders, rules, regulations and requirements of all federal, state and municipal governments, departments, commissions, boards and officers, and in accordance with Insurance Requirements; and any such Improvement shall be completed in a good and workmanlike manner;

          (c) Provided the estimated cost of the work shall exceed $500,000.00 on an individual building by building basis, the Tenant shall, at the Tenant's expense, upon request of the Landlord at any time furnish a lien and completion bond in connection with the construction, addition, alteration or demolition of any such building on the Leased Property, in such amount as the Landlord may require and in form and substance satisfactory to the Landlord, in each such case acting reasonably. At the election of the Tenant, the Tenant may furnish, in lieu of such bond, (i) a commitment for a construction loan in amount and form reasonably satisfactory to the Landlord or (ii) cash, readily cashable marketable securities, irrevocable letters of credit, or treasury bills having a value at least equal to 110% of the estimated cost or value of such building, or other assurances reasonably satisfactory to the Landlord.

          (d) If permitted by the law of Florida, the Landlord shall file and record at the time of the execution of this Lease a notice of non-responsibility or a similar notice as may be provided by law, so that whenever any work shall be undertaken by the Tenant on the Leased Property no mechanic's lien or lien for materials or labor could attach to or affect the reversionary or other estate, right or interest of the Landlord in and to the Land.

          (e) In no event shall the Tenant by reason of any matter or thing set forth in this Article, be entitled to any abatement, allowance, reduction or suspension of the Basic Rent, Additional Amounts or Quarterly Basic Rent Installments herein reserved or required to be paid.

          (f) If the Tenant wishes to demolish any of those Improvements on the Leased Property existing on or after the twelfth anniversary of this Lease which have a value in excess of $100,000, the Landlord and the Tenant shall agree upon a value of the Improvements to be demolished and if such agreement cannot be reached the value shall be determined by arbitration in accordance with the provisions of Article 23 of this Lease. Once a value has been determined the Tenant agrees to post with the Landlord, prior to demolition taking place, a bond or irrevocable letter of credit or other satisfactory security in the amount determined above as the value of the Improvements to be demolished. Such security shall be released to Tenant upon Tenant providing to Landlord either a commitment for a construction loan in amount and form reasonably satisfactory to the Landlord with respect to the Improvements to be constructed on the Leased Property having a value at least equal to those so demolished or evidence that the Improvements so constructed thereon have a value at least equal to those so demolished. All demolition, excavation and construction shall be done in conformity with all legal safety requirements and in a good and workmanlike manner.

     4.03      Additions to be Part of the Leased Property - Improvements made
               -------------------------------------------
     or installed by the Tenant in or upon or in connection with the Land shall be and become the property of the Landlord upon the termination of this Lease by passage of time or otherwise, subject to the provisions of Section 18.01.

     4.04      Compliance with Legal and Insurance Requirements -  Subject to
               ------------------------------------------------
     Article 7 relating to contests, the Tenant at its expense will comply with all Legal Requirements and all Insurance Requirements, will procure and maintain all permits, licenses and other authorizations required for any use of the Leased Property or any part thereof than being made, and for the lawful and proper installation, operation and maintenance of all equipment and appliances necessary or appropriate for the operation and maintenance of the Leased Property, and will comply with any instruments of record affecting the Leased Property or any part thereof at the time in force.

     4.05      Zoning - The Landlord and the Tenant will fully and promptly
               ------
     inform each other concerning any pending proceedings for zoning change pertaining to any part of the Leased Property and as to its proposed actions with respect to any such proceedings. The Tenant is expressly hereby granted permission to seek any rezoning.

               The Landlord further agrees to immediately sign any and all documents, papers and applications which may be required in order to process and effectuate the rezoning of all or any part of the Leased Property. If Landlord fails to sign such documents, papers and applications and return the same to Tenant within thirty (30) days from the date received by Tenant, Tenant shall have the right as Landlord's agent to sign the same. The Landlord agrees that it will not oppose in any form whatsoever, including but not limited to appearance at any hearing, any rezoning sought by the Tenant during the initial term of this lease so long as such proposed rezoning does not result in a possible reduction of Basic Rent.

     4.06      Care of Leased Property - Tenant has inspected the Property and
               -----------------------
     acknowleges that Landlord has made no representation to Tenant as to the condition, safety, fitness for use, or state of repair thereof. So long as Tenant is in possession of the Leased Property, Tenant covenants and agrees that it will not use or permit any person to use said Leased Property or any part thereof for any use or purposes in violation of the laws of the United States, the state of Florida, the ordinances or other regulations of the municipality or political subdivision in which said Leased Property is located or of any other lawful authorities. Nothing in this paragraph shall abrogate, change or affect Tenant's rights to demolish Improvements on the Leased Property.

     4.07      Excavation of Land - The Tenant at its expense will do or cause
               ------------------
     others to do all shoring of foundations and walls of any Improvements on the Leased Property or of the ground adjacent thereto, and every other act necessary or appropriate for the safety and preservation thereof by reason of, or in connection with, any excavation or other building operation upon the Leased Property or any adjoining property.

     4.08  Excavations of Adjoining Premises - The Tenant shall allow any
           ---------------------------------
     authorized person, municipality or agency lawfully engaged or about to engage in excavating a nearby street or property, to enter the Leased Property to shore up any wall during such excavation to the extent required. The Tenant shall, at its expense, repair or cause to be repaired, any damage to any part of the Leased Property resulting from any excavation, construction work, or work of a similar nature which may be done on any property or street adjoining or adjacent to the Leased Property; and the Landlord hereby assigns to the Tenant any and all rights to sue for, or recover against any party causing such damages, the amounts expended or incurred by the Tenant because of the provisions of this Section. Nothing herein contained shall be deemed to impair the Landlord's or Tenant's right of recovery against any such person, municipality or agency causing such damage.

     4.09  Disclaimer of Liability for Damage to Property or Person - The
           --------------------------------------------------------
     Landlord shall not be responsible or liable for any damage or injury to any property, or to any person or persons at any time on the Leased Property from any cause whatsoever, including without limitation from steam, gas or electricity or from water, rain, snow, ice or from earthquake, earth slide or other earth movement; nor shall the Landlord be in any way responsible or liable for any accident or injury, including death, to any of the Tenant's servants, employees, agents or to any servants, employees or agents of sub-lessees on the Leased Property or to any person or persons in or about the Leased Property or the streets or sidewalks or vaults adjacent thereto; and the Tenant agrees that it will not hold the Landlord in any way responsible or liable therefor. The Landlord shall not be liable for interference with light or incorporeal hereditaments by anybody or caused by the operation by or for any governmental authority in the construction of any public or quasi-public work and the Landlord shall not be liable for any latent or any other defects in any building or buildings or Improvements now or hereafter upon the Leased Property.

     4.10  No Consent by Landlord to Performance of work on the Leased
           -----------------------------------------------------------
     Property - Nothing contained in this Lease shall constitute the consent or
     --------
     request of the Landlord, express or implied, for the performance of any labor or the furnishing of any materials or other property in respect of the Leased Property or any part thereof, nor as giving the Tenant any authority to contract for or permit the rendering of any services or the furnishing of any materials or other property so as to permit the making of any claim against the Landlord or any lien or encumbrance against the Leased Property. The Landlord acknowledges that the Tenant will have the right without the Landlord's consent to improve the Leased Property only in accordance with the terms and provisions of this Lease while it is subject to this Lease.

                                ARTICLE 5 - SUB-LEASES
                                ----------------------

     5.01 At any time and from time to time during the term of this Lease, the Tenant may without the consent of the Landlord, freely grant one or more sub-leases to third parties, which third parties may also be Affiliates of the Tenant, (herein referred to as "Sub-Lessees"), covering all or any portion of the Leased Property and any assignment or further sub-leasing of all or any portion of such premises at any level removed from Landlord (all of which are herein referred to as "Sub-Leases"), which Sub-Leases may be of such form and substance and may contain such terms and provisions as the Tenant may in its sole discretion determine. No Sub-Lease shall be for a term of years beyond the expiration date of this Lease (plus any extension of time permitted hereunder) and no Sub-Lease shall relieve the Tenant of its responsibility to pay the Basic Rent, Quarterly Basic Rent Installments and Additional Amounts and to observe and perform all of the Tenant's obligations hereunder.

     5.02 If in respect of any proposed sub-lease the title report of a reputable title insurance company doing business in Broward County, Florida shall indicate any defects in the title of the Landlord to the portion of the Lease Property to be included in the Sub-Lease, which are not permitted hereunder and which are not waived by the Sub-Lessee or removed or cured by the Landlord prior to the commencement date of the proposed Sub-Lease, the Landlord shall deliver an agreement in recordable form wherein such encumbrancer or mortgagee shall agree that it shall not interfere with the quiet enjoyment of the Sub-Lessee with respect to the property proposed to be leased to the Sub-Lessee and any of its successors in interest, unless such Sub-Lessee shall be in default under the terms of its Sub-Lease.

     5.03 Upon any default by the Tenant under this Lease, the Sub-Lessee shall in no event be required to make any payment or be responsible for performance under this Lease, and the Landlord hereby agrees with any Sub-Lessee that, so long as such Sub-Lessee is not in default under its Sub-Lease, such Sub-Lease, and such Sub-Lessee's tenancy thereunder, shall not be disturbed, such Sub-Lease shall continue in effect as though the Landlord were the sub-lessor thereunder and the Landlord shall attorn to such Sub-Lessee in accordance with the terms of such Sub-Lease. Such Sub-Lessee shall not be required to make any required rental or other payment under such Sub-Lease to the Landlord unless and until such Sub-Lessee shall have received written notice from the Landlord indicating such default and directing that payments and performance under such Sub-Lease thereafter be made directly to the Landlord. Thereafter, any payment or performance made by the Sub-Lessee to the Landlord shall have the same effect as if made to the Tenant, and the Tenant shall have no right whatsoever to claim a default for not having received any payment or performance received by the Landlord. If such Sub-Lessee receives a written notice from the Tenant, wherein the Tenant also demands such payment or performance, such Sub-Lessee shall have the right to interplead such rent and/or other matters in any court of competent jurisdiction, in which event payment or performance when and as ordered by such court shall constitute full performance hereunder.

     5.04      Consent and Nondisturbance - The Landlord and the Tenant and each
               --------------------------
     of them agree that so long as a Sub-Lease is not subject to termination for default of the Sub-Lessee under the Sub-Lease, that neither the Landlord nor the Tenant or either of them will join the Sub-Lessee as a party defendant in any action or proceeding or take any other action for the purpose of terminating the Sub-Lessee's interest and estate under the Sub-Lease because of any default under or termination of this Lease or both.

          If this Lease is terminated, Landlord shall recognize all Sub-Leases notwithstanding such termination. All rentals accruing and payable under the Sub-Lease shall be paid by the Sub-Lessee thereto to the Landlord, and any and all the benefits accruing thereafter to the Tenant under the Sub-Lease shall belong to the Landlord, and Sub-Lessee and Landlord shall be bound to and attorn to each other with the same force or effect as if they were the parties to the Sub-Lease.

          The foregoing provisions of this Article shall be effective and self operating without execution of any additional instruments by the parties hereto; provided, however, the Landlord and the Tenant agree to execute all separate instruments and consents provided for hereunder as may be requested by any Sub-Lessee or mortgagee of any Sub-Lessee's interest.

5.05 The Tenant shall have the right from time to time to take from any Sub-Lessee a lien, mortgage or charge by way of a mortgage of a Sub-Lease and of the sub-leasehold interest of the Sub-Lessee. Reference in this Section to "mortgage" shall include a deed of trust, agreement of sale or other security device. The Landlord acknowledges and agrees that the Tenant as the mortgagee aforesaid shall have all of the rights of a Leasehold Mortgagee.

5.06 It is specifically understood and agreed, that Tenant shall be and remain liable for and subject to all terms, provisions and conditions herein contained on its part to be kept, performed and complied with.

5.07 Tenant shall have the right to provide in the Sub-Leases the option of the Sub-Lessees to renew such Sub-Leases for a period of up to twenty-five (25) years beyond the expiration date of the ninety-nine (99) year term of this Lease. Any such renewal shall be on the same terms and conditions as the Sub-Lease being renewed.

                      ARTICLE 6  - PAYMENT OF IMPOSITIONS
                      -----------------------------------

6.01      Payment, Evidence of Payment, etc. - Subject to Article 7, relating to
          ----------------------------------
contests, the Tenant will pay all Impositions before any interest, penalty, fine or cost may accrue for nonpayment, provided that:

     (a) if, by law, any Imposition may, at the option of the person on whom it is imposed, be paid in installments, the Tenant may exercise such option (provided that such installments shall not extend beyond the termination date of this Lease), and, in such event, the Tenant shall give the Landlord prompt written notice of such exercise and shall pay all such installments (and interest, if any) becoming due during the term of this Lease as the same respectively become due and before any further interest or any penalty, fine or cost may be added thereto; and

     (b) any Imposition relating to a fiscal period of the taxing authority, a part of which is included within the term of this Lease and a part of which extends beyond such term, shall, unless this lease shall terminate on account of a default of the Tenant hereunder, be apportioned between the Landlord and the Tenant as of the expiration of such term.

     The Tenant shall, if so requested, furnish to the Landlord and to each holder of any mortgage on the Leased Property, for inspection, with respect to any Imposition (unless being contested in conformity with Article 7) before the same would become delinquent, official receipts of the appropriate taxing authority, or other proof satisfactory to the Landlord or such mortgagee, as the case may be, evidencing the payment of such Imposition.

                             ARTICLE 7 - CONTESTS
                             --------------------

     7.01      Contests - After written notice to the Landlord and to each
               --------
     holder of any mortgage on the Leased Property, the Tenant may contest, by appropriate legal proceedings, conducted in good faith and with due diligence, the amount, validity or application, in whole or in part, of any Imposition, Legal Requirement, lien, encumbrance, charge or any other adverse claim provided that:

          (a) in the case of an unpaid Imposition, such proceedings shall operate to suspend the collection of the Imposition from the Landlord or the Leased Property; and

          (b) in the case of any other Legal Requirement, neither the Landlord nor any mortgagee of the Leased Property shall be subject to civil or criminal liability for failure to comply therewith.

                         ARTICLE 8 - UTILITY SERVICES
                         ----------------------------

     8.01      Utility Services - The Tenant will pay or cause to be paid all
               ----------------
     charges for all public or private utility services at any time rendered to or in connection with the Leased Property or any part thereof, will comply with all contracts relating to any such services, and will do all other things required for the maintenance and continuance of all such services.

                             ARTICLE 9 - INSURANCE
                             ---------------------

     9.01      Insurance During Term - During the term of this Lease, except to
               ---------------------
     the extent otherwise indicated in the sub-sections of this Section, the Tenant will, at its sole cost and expense, keep and maintain or cause to be kept and maintained:

          (a) Comprehensive public liability insurance naming both the Landlord and the Tenant insureds, and property damage insurance naming both the Landlord and the Tenant insureds, against claims for personal injury or death or property damages occurring upon, in or about the Leased Property, on any Improvements on the Leased Property or upon, in or about the adjoining land, streets and passageways thereof, such insurance to afford protection in amount not less than One Million Dollars ($1,000,000.00) for any person and Three Million Dollars ($3,000,000.00) for any one occurrence and One Hundred Thousand Dollars ($100,000.00) property damage (subject to upward adjustment as provided in subsection (b) hereof);

          (b) The minimum amount of coverage under sub-section (a) above shall be adjusted upward on the Landlord's reasonable request. Any dispute between the Tenant and the Landlord as to such an upward adjustment shall be subject to arbitration as herein provided in Article 23 hereof.

          (c) During the construction, alteration or repair of any Improvements on the Leased Property, adequate workman's compensation insurance covering all persons employed in connection with such work and with respect to whom death or bodily injury claims would be asserted against the Landlord, the Tenant or the Leased Property.

          (d) Tenant covenants and agrees that it will at all times, at its sole cost and expense, keep the Improvements insured against loss by fire and extended coverage for an amount equal to their full insurable value or for such amounts as is reasonable having regard to the nature of the Improvement, and will keep all such insurance in full force and effect until such Improvements are demolished. Such insurance shall be procured from a responsible insurance company or companies satisfactory to the Landlord and authorized to do business in the State of Florida, shall provide for payment of loss thereunder to the Landlord and Tenant as their interests may appear, and shall comply with the applicable requirements of any Leasehold Mortgages in connection with such casualty insurance. Policies or certificates evidencing such insurance shall be delivered to the Landlord upon the execution of this Lease, and renewals thereof shall be delivered to the Landlord at least ninety (90) days prior to the expiration dates of the respective policies.

                    In case Tenant shall at any time fail, neglect or refuse to insure such Improvements and to keep the same insured, then Landlord may at its election procure or renew such insurance and any amounts paid therefor by the Landlord shall be so much additional rental due from the Tenant to the Landlord at the next rent day after any such payment, with interest at the Prime Rate from the date of payment thereof by the Landlord until repayment thereof to the Landlord by the Tenant.

                    If the Improvements existing at the commencement of the
               Lease are destroyed or damaged, the proceeds from any insurance in respect thereto shall be paid to the Tenant. If any other Improvements thereafter existing on the Leased Property are destroyed or damaged, the proceeds of any insurance in respect thereto shall be paid in escrow to an escrow bank, agent or title company to be disbursed to the Tenant upon an architect's certificate verifying the cost of new Improvements made by the Tenant from the date of such destruction or damage provided that if the Tenant does not within six months after such destruction or damage indicate to the Landlord that it proposes to make such new Improvements and thereafter proceed expeditiously to cause such New Improvements to be made, the proceeds of insurance shall thereafter be disbursed to the Landlord and the Tenant, as their interests may appear.

     9.02      Insurance Companies and Policies - Terms of Policy - All
               --------------------------------------------------
     insurance provided for pursuant to Section 9.01 shall be effected under a valid and enforceable policy or policies issued by insurers of recognized responsibility. Each such policy shall (a) include Landlord as a named insured; and (b) provide that no cancellation or termination thereof on account of nonpayment of premiums or any other reason shall be effective until at least thirty (30) days after receipt by the Landlord of written notice thereof. Each party hereby waives all rights of action against the other with respect to any losses or claims covered by such insurance to the extent that such waiver of subrogation is permitted by each such policy. Upon the execution of this Lease, and thereafter not less than fifteen (15) days prior to the expiration dates of the policies theretofore delivered pursuant to this Section, the Tenant shall deliver to the Landlord duplicate originals of the policies or renewal policies, as the case may be, required by this Lease.

     9.03      Insurance for Mortgagee of Fee - In case the fee interest of the
               ------------------------------
     Landlord in the Leased Property or any part thereof shall be subjected to any mortgage or mortgages, the Tenant will comply with such requirements as the Landlord or the holder or holders of such mortgages may reasonably request for the protection by insurance of the interests of such holder or holders provided that the insurance rights of such holder or holders shall not be greater than the Landlord's insurance rights under this Lease.

     9.04      Tenant's Separate Insurance - The Tenant shall not take out
               ----------------------------
     separate insurance unless the Landlord is included therein as an insured, with loss payable as provided in Section 9.02 hereof. The Tenant shall immediately notify the Landlord of the taking out of any such separate insurance and shall deliver the policy or policies as provided in Section
     9.02 hereof.

     9.05      Apportionment of Premiums - The premiums on all insurance
               -------------------------
     policies in force at the expiration of this Lease shall be apportioned between the Landlord and the Tenant in such manner that the Landlord shall reimburse the Tenant for that portion of the aggregate premiums unearned on all such policies in force at the termination of this Lease.

                              ARTICLE 10 - TAKING
                              -------------------

     10.01     Condemnation Proceeds - Subject to Section 10.02, the Landlord
               ---------------------
     and the Tenant (if an Event of Default does not exist under this Lease) shall co-operate in prosecuting and collecting their respective claims for an award on account of any Taking of all damages or awards (with any interest thereon) to which the Landlord or the Tenant may be entitled by reason of any Taking of the Leased Property being herein referred to as "Condemnation Proceeds". Except as expressly provided in this Article 10, no Taking of any interest in all or part of the Leased Property shall be grounds for termination of this Lease or any provisions thereof by the Landlord or the Tenant.

     10.02     Division of Condemnation Proceeds - In the event that all or any
               ---------------------------------
     portion of the Leased Property is taken by way of condemnation, the condemnation proceeds shall be divided between the Landlord and Tenant (including Sub-Lessees), as their respective interests may appear. In the event the parties cannot agree on a division of the proceeds, the dispute shall be submitted to arbitration pursuant to Article 23 hereof, provided, however, that the arbitrators appointed shall be MAI appraisers.

            ARTICLE 11 - INDEMNIFICATION OF THE LANDLORD AND TENANT
            -------------------------------------------------------

11.01     Indemnification by Tenant - The Tenant will protect, indemnify and
          -------------------------
save harmless the Landlord from and against all liabilities, obligations, damages, penalties, claims, causes of action, costs, charges and expenses, including attorneys' fees and expenses, which may be imposed upon or incurred by or asserted against the Landlord by reason of (a) any accident, injury or damage to any person or property occurring on or about the Leased Property or any part thereof, (b) any use, nonuse or condition of the Leased Property or any part thereof, and (c) any failure on the part of the Tenant to perform or comply with any of the provisions of this Lease, except such as may be the responsibility of the Landlord hereunder. In case any action or proceeding is brought against the Landlord by reason of any such occurrence, the Tenant upon the Landlord's request will at the Tenant's expense resist and defend such action or proceeding, or cause the same to be resisted and defended either by counsel designated by the Tenant, or where such occurrence is covered by liability insurance, by counsel designated by the insurer.

11.02     Indemnification by Landlord - The Landlord will protect, indemnify
          ---------------------------
and save harmless the Tenant from and against all liabilities, obligations, damages, penalties, claims, causes of action, costs, charges and expenses, including attorneys' fees and expenses, which may be imposed upon or incurred by or asserted against the Tenant by reason of:

     (a) any accident, injury, damage claims or causes of action to any person or property occurring on or about the Leased Property or any part thereof; and

     (b) any use, nonuse or condition of the Leased Property or any part thereof,

which existed prior to the date of commencement of this Lease.

          In case any action or proceeding is brought against the Tenant by reason of any such occurrence, the Landlord upon the Tenant's request will at the Landlord's expense resist and defend such action or proceeding, or cause the same to be resisted and defended either by counsel designated by the Landlord, or where such occurrence is covered by liability insurance, by counsel designated by the insurer.

              ARTICLE 12 - ASSIGNMENT, MORTGAGE, SUBLETTING, ETC.
              ---------------------------------------------------

12.01     Mortgage, etc. - The Tenant's interest in the Lease may from time to
          --------------
time, without the Landlord's consent, be mortgaged, hypothecated, encumbered, assigned, subleased, or otherwise transferred in whole or in part, by the Tenant or by operation of law, merger, consolidation or otherwise. Any assignment of this Lease shall be evidenced in writing, duly executed and acknowledged by the assignee and duly recorded in the office of the Clerk of the Circuit Court, Broward County, Florida, whereupon and whereby the assignee shall expressly accept and assume all the terms and covenants in this Lease contained to be kept and performed by the Tenant, and will comply with and be bound by them; and the Tenant covenants and agrees that it will not make any assignment of this Lease, except in the manner as above set forth, otherwise such assignment shall be absolutely null and void. The assignment or subleasing of this Lease shall not release the Tenant of liability for the payment of the rent due under this Lease or other obligations and duties on its part to be kept and performed hereunder.

     12.02    Collection of Rents Under Sub-Leases - If the Landlord becomes
              ------------------------------------
     entitled to collect and receive the rents under any Sub-Lease, the Tenant hereby authorizes the Landlord in the name of the Tenant or otherwise, as the Landlord may elect, to take all necessary steps and legal proceedings (whether by summary proceedings, ejectment, or other legal or equitable suit or proceeding) to enforce the performance of the terms, covenants and conditions of such Sub-Leases, or to restrain their breach, or in the event of a breach, to secure the removal of any such Sub-Leasees and for any such purpose the Tenant hereby consents to the use of its name by the Landlord. The Landlord is hereby authorized and directed to apply all rents that it may collect towards the maintenance and operation of the Leased Property, the performance of the Tenant's covenants hereunder, and the payment to the Landlord of any and all sums that may then or thereafter become due under any of the provisions hereof. Nothing herein contained shall be deemed to vest in the Landlord any present right or privilege in and to any Sub-Lease, or to any benefits thereunder, unless and until the term of this Lease shall have been terminated at the option of the Landlord, due to a breach or default by the Tenant as aforesaid.

                            ARTICLE 13 - MORTGAGES
                            ----------------------

     13.01(a) The Tenant shall have the right from time to time during the term hereof, to charge, by way of mortgages, deeds of trust or otherwise, this Lease and the leasehold interest (or any part thereof) of the Tenant created by it, any such charges herein sometimes called "Leasehold Mortgages", which term shall also include renewals, modifications, replacements and refinancing of any prior existing Leasehold Mortgage. The term "Leasehold Mortgage" shall also include any security agreement granting a security interest in personal property in connection with any Leasehold Mortgage, whether or not such security agreement is a separate instrument. The holder of any such Leasehold Mortgage, herein called a "Leasehold Mortgagee", shall include the trustee under any deed of trust. No Leasehold Mortgage shall be entered into by the Tenant for a term of years expiring after the term of this Lease.

          (b) The Landlord covenants to provide upon the Tenant's request an estoppel certificate setting forth such matters as may reasonably be required to faciliate any Leasehold Mortgage, including without limitation;

          (i) That, except as stated, this Lease remains in full force and effect as written and has not been rescinded, modified or amended;

         (ii) That, except as stated, the Tenant is not currently in default in the making of any payment required of the Tenant by or pursuant to this Lease and to the best of the Landlord's Knowledge, information and belief is not otherwise currently in default under or pursuant to this Lease; and

        (iii) That, except as stated, to the best of the Landlord's knowledge, information and belief, no event has occurred or failed to occur which is, or is continued might become, cause for termination of this Lease.

          (c) No Event of Default shall be deemed to exist under or pursuant to this Lease with regard to any present or future mortgages of Tenant, or any Leasehold Mortgagee, unless and until such time as (1) any Leasehold Mortgagee shall have received written notice which specifies the particular act, omission or event which if not cured within the time provided, will constitute an Event of Default hereunder, and (2) a period of sixty (60) days thereafter elapses. Any such Leasehold Mortgagee may in the event of any such notice by Landlord, but without obligation, (1) do any or all things which it may deem necessary or appropriate so as to avoid the occurrence of such default and, (2) if the occurrence of such default is not, by the nature thereof, one which can be avoided, such Leasehold Mortgagee, within said 60-day period, (a) shall obtain a deed and assignment in lieu of the foreclosure of its Leasehold Mortgage, or (b) shall commence foreclosure or similar proceedings under its Leasehold Mortgage so as to divest Tenant of its right, title and interest in, to and under this Lease; provided, however, that such Leaseheld Mortgagee shall have brought all unpaid payments of which Landlord has given notice as aforesaid current together with all other payments which have come due hereunder since the giving of such notice, and thereafter continues to keep such payments current during the period required to divest Tenant of such right, title and interest, it being agreed by Landlord, however, that Landlord will not terminate this Lease for failure of the Leasehold Mortgagee to make any such payment coming due after the giving of such notice unless such payment shall remain unpaid for a period of fifteen (15) days after notice by Landlord to the Leasehold Mortgagee: and provided further that nothing herein shall require payment of any rental waived by Landlord as hereinafter provided. No failure on the part of the Landlord to give any such notice either to the Tenant or the Leasehold Mortgagee or to both shall be deemed a waiver of the applicable default or defaults or of the Landlord's continuing right to give notice of such default or defaults so long as such default or defaults remain uncured.

          (d) Subject to the provisions of this Article, if by reason of default, or by reason of the term hereof being taken in execution or attachment, this Lease shall be terminated prior to its stated expiration date, the Landlord will enter into a new lease of the Leased Property or such part thereof as is subject to such Leasehold Mortgage with any Leasehold Mortgagee, for the remainder of the term hereof, effective immediately prior to the time of such termination, at the rent and upon all of the terms, provisions, covenants and agreements contained in this Lease, subject, however, to the rights, if any, of the persons, other than the Tenant or the Landlord or any person claiming by, through or under the Landlord, then in lawful possession of any part of the Leased Property, provided that:

          (i) The Leasehold Mortgagees shall make written request to the Landlord for such new lease within thirty (30) days next after the date it receives written notice of such termination from Landlord and such written request is accompained by payment to the Landlord of all sums then due to the Landlord under this Lease, less any amount waived by Landlord as hereinafter provided, together with the reasonable expenses of the Landlord, including reasonable legal fees and expenses in connection with any of the foregoing and in connection with the new proposed lease herein referred to; and

          (ii) such leasehold Mortgagee shall pay to the Landlord at the time of the execution and delivery of said new lease any and all sums which would at the time of the execution and delivery of such new lease be due under this Lease but for such termination, less any amount waived by Landlord as hereinafter provided, or, if this Lease shall have been terminated by reason of any default the curing of which requires that such Leasehold Mortgagee shall be in possession, such Leasehold Mortgagee shall immediately upon taking possession of the subject lands, commence and diligently prosecute the curing of such default and pay to the Landlord all expenses, including reasonable legal fees and expenses incurred by the Landlord by reason of such default.

           (e) Any such new Lease and the leasehold estate thereby created shall continue to maintain the same priority as this Lease with regard to any mortgage of such portion of the Leased Property, or any other lien, charge, or encumbrance thereon created by the Landlord.

           (f) Under any such new lease delivered to such Leasehold Mortgagee, the Landlord shall not warrant possession to the tenant thereunder, except as against any person claiming by, through or under the Landlord, but shall merely let such estate as the Landlord may then have, subject only to those matters to which this Lease was subject.

           (g) If the Landlord shall have re-entered the Leased Property or a portion thereof prior to the date on which the new lease shall be executed and delivered, and shall have collected the rents from any Sub-Lessees of space therein, there shall be deducted from any sums due to the Landlord upon the execution and delivery of the new lease, an amount equal to the net income, if any, collected by the Landlord from the date of the termination of this Lease to the date of execution and delivery of the new lease, but if such collections shall not equal or exceed the expense of operating the Leased Property during the period of the Landlord's occupancy, such Leasehold Mortgagee shall pay the Landlord the amount of such deficiency.

           (h) The failure of such Leasehold Mortgagee to execute and deliver to the Landlord such new lease within thirty (30) days after the same is tendered by the Landlord or to comply with any of the other provisions and conditions herein specified shall conclusively be deemed and abandonment and waiver on the part of such Leasehold Mortgagee of all rights to obtain such new lease and of any and all rights against the Landlord.

           (i) The Landlord hereby represents that such Leasehold Mortgagee shall be entitled to reply upon the provisions of this Section and to enforce such provisions against the Landlord subject to the provisions of this Lease.

           (j) The rights of the Leasehold Mortgagees under this Section shall cease once the Tenant or Sub-Lessor has discharged all of its obligations under the Leasehold Mortgages notwithstanding that a discharge of such Leasehold Mortgages may not have been executed or recorded.

          (k) Landlord agrees that it will not negotiate, sell, assign, transfer or hypothecate the Leased Property or any portion thereof or any of its rights under this Lease unless notice is given to such subsequent party of the terms and provisions of this agreement, and Landlord agrees to cause any such subsequent parties to so agree with respect to any subsequent negotation, sale, assignment, transfer or hypothecation.

          (l) Landlord shall have no right or power to terminate this lease except after notice to and opportunity of any such Leasehold Mortgagee to take curative action or to acquire the leasehold interest both as herein above provided.

     13.02     Redemption of Leasehold Mortgages - Notwithstanding the
               ---------------------------------
     provisions of Section 13.01 hereof, the Landlord may with the Leasehold Mortgagee's consent at its option within thirty (30) days of the termination of this Lease pay to the Leasehold Mortgagees all sums owing to the Leasehold Mortgagees under such Leasehold Mortgages including interest calculated to the date of such payment whereupon all rights of the Leasehold Mortgagees with respect to the Leased Property shall cease and be at an end and the Leasehold Mortgagee shall, at the request of the Landlord, execute and deliver to the Landlord an assignment or discharge of such Leasehold Mortgage together with an assignment and release of all of its rights with respect to the Leased Property, such discharge, assignment and release to be in a form satisfactory to the Landlord and to be prepared at the expense of the Tenant.

     13.03     Duration of Mortgagee's Rights - The rights and interests of a
               ------------------------------
     Leasehold Mortgagee shall remain in full force and effect for such time as the indebtedness to the Leasehold Mortgagee shall remain outstanding, subject to the terms of this Lease. After payment and satisfaction of such indebtedness, otherwise than as the result of an enforcement of the collateral for such indebtedness or the acceptance of an assignment and conveyance in lieu of such enforcement, the rights and interests of the Leasehold Mortgagee shall automatically terminate and expire.

     13.04     Non-Liability of Landlord - Nothing herein shall be construed so
               -------------------------
     as to impose upon the Landlord any obligation or liability with respect to the payment of such indebtedness to any Leasehold Mortgagee.

     13.05 No payment made to the Landlord by a Leasehold Mortgagee shall constitute agreement that such payment was, in fact, due under the terms of this Lease; and a Leasehold Mortgagee having made any payment to the Landlord pursuant to the Landlord's wrongful, improper or mistaken notice or demand shall be entitled to the return of any such payment or portion thereof provided it shall have made demand therefor not later than one year after the date of its payment.

     13.06     Power to Charge Reversion - The Landlord shall have the right
               -------------------------
     without restriction to mortgage, charge, or otherwise encumber its interest in the Leased Property, provided such mortgage, charge or encumbrance is subordinated in all respects to this Lease and to any Sub-Leases. Landlord shall use its best efforts to obtain from any mortgagee a recordable instrument to the effect that the Tenant will not be joined as a party defendant in any foreclosure action.

     13.07     Certain Rights of Leasehold Mortgagees - Whether or not there is
               --------------------------------------
     any default under this Lease or any Sub-Lease, Leasehold Mortgagees shall have and may exercise, except as expressly provided in this Article 13, any rights, remedies and powers granted in their respective Leasehold Mortgages, including without limitation the following:

          (a) to take possession of any part of the leased Property and occupy, operate, preserve, repair and improve the same;

          (b) to receive and collect rents, issues and profits of and from the Leased Property and apply them to the indebtedness secured by such Leasehold Mortgage;

          (c) to appoint a receiver with power to take possession of, operate and preserve the Leased Property, collect rents, issues and profits and take such other actions and exercise such powers as are reasonable and customary in connection therewith;

          (d) to exercise any power of sale provided in such Leasehold Mortgage with respect to the Lease or Sub-Lease and the estate of the Leasehold Mortgagor thereunder;

          (e) to enter upon and inspect the Leased Property from time to time and to ascertain if the Leasehold Mortgagor has complied in all respects with the provisions of the Leasehold Mortgage;

          (f) to appear in and defend any action or proceeding purporting to affect this Lease or the Sub-Lease or the Leased Property;

          (g) to perform any covenant or obligation or exercise any of the rights and powers of the Leasehold Mortgagor hereunder, or under any Sub-Lease;

          (h) to perform any action required of the Leasehold Mortgagor hereunder, under any Sub-Lease or under the Leasehold Mortgage, including, but not limited to, signing the Leasehold Mortgagor's name and paying any required amount;

          (i) to add to or include in the amount secured by such Leasehold Mortgage any cost or expense of exercising any right, remedy or power hereinabove authorized, including reasonable attorney's fees;

          (j) to collect and apply any condemnation award or insurance proceeds to which the Leasehold Mortgagor is entitled; and

          (k) Leased Property as used in this section 13.07 shall be defined as that part of the Leased Property as is encumbered by the respective Leasehold Mortgages.

     13.08     Rights of Assignee - Any Leasehold Mortgage or any purchaser of
               ------------------
     the Tenant's interest in, to and under this Lease or in and to the subject property, shall have the right upon the divesture of the Tenant's interest in, to and under this Lease to exercise and have the benefit of any and all rights, privileges and protections of Tenant hereunder, including without limitation Tenant's right to possess the subject property for the balance of the term hereof at the rental specified herein in the same manner and to the same extent as if the Mortgagee or such purchaser were the assignee of Tenant hereunder.

     13.09     Non-Merger - If Tenant should acquire Landlord's interest in and
               ----------
     to the subject property, or if Landlord should acquire Tenant's interest, at which time there remains outstanding a Leasehold Mortgage, the leasehold interest in and to the subject property shall not merge into, but shall remain separate from the fee interest if the result of any such merger would adversely affect the rights of any Leasehold Mortgagee.

     13.10     Amendments - This Lease shall not be modified or surrendered to
               ----------
     Landlord or cancelled by Tenant, nor shall Landlord accept a surrender of this Lease without the prior written consent of all Leasehold Mortgagees.

             ARTICLE 14 - LANDLORD'S RIGHT TO PERFORM AND INSPECT
             ----------------------------------------------------

     14.01     Right of Landlord to Perform Tenant's Covenants - If an Event of
               -----------------------------------------------
     Default occurs, the Landlord may, but without being obligated to do so, ten
     (10) days or more after written notice to the Tenant, make such payment or perform such act for the account and at the expense of the Tenant. No such payment or act by the Landlord shall operate to release or discharge the Tenant from any obligation hereunder. All sums paid by the Landlord, pursuant to this Section 14.01, and all costs and expenses (including without limitation, attorneys' fees and expenses) so incurred, together with interest thereon at the Prime Rate, from the date of payment, shall constitute Additional Amounts (as defined in Section 3.02) payable by the Tenant under this Lease and shall be paid by the Tenant to the Landlord on demand.

     14.02     Right to Inspect and Enter Leased Property - The Landlord and its
               ------------------------------------------
     authorized representatives shall have the right to enter the Leased Property at all reasonable times for the purpose of doing any work under
     Section 14.01, and may take all such action thereon as may be necessary or appropriate for any such purpose. Further, at any time within one (1) year prior to the expiration of the term of this Lease, the Landlord may upon reasonable notice enter the Leased Property for the purpose of showing the same to prosective tenants, purchasers or mortgagees; and, within such period, the Landlord may display on the Leased Property advertisements for sale or letting. No entry pursuant to this Section 14.02 shall constitute an eviction of the Tenant.

                  ARTICLE 15 - EVENTS OF DEFAULT AND REMEDIES
                  -------------------------------------------

     15.01     Events of Default - An Event of Default shall be deemed to have
               -----------------
     occurred hereunder if any one or more of the following events shall occur:

          (a) If Default shall be made in the due and punctual payment of any rent payable hereunder or in the payment of other charges and assessments to be paid by the Tenant hereunder, when and as the same shall become due and payable, provided that the Tenant shall be entitled to receive written notice of such Default and shall thereafter have thirty (30) days in which to cure the same before an Event of Default shall exist hereunder;

          (b) If the Default shall be made by the Tenant in the performance of or compliance with any of the covenants, agreement, terms or conditions contained in this Lease other than those referred to in the foregoing sub-section (a) and such

               Default shall continue for a period of sixty (60) days after written notice thereof from the Landlord to the Tenant. However, with respect to any such Default which is of such a nature that it cannot, with due diligence and adequate resources, be cured within a period of sixty (60) days, an event of Default shall not be deemed to exist if the Tenant shall have commenced the curing of such Default within the period of fifteen (15) days after written notice thereof from the Landlord and so long as the Tenant shall thereafter proceed with all due diligence and all appropriate action to complete the curing of such default;

          (c) If the Tenant shall abandon the Leased Premises or shall file voluntary petitions in bankruptcy or shall be adjudicated bankrupt or insolvent, or shall file any petition or answer seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief for themselves under any present or future federal, state or other statute, law or regulation, or shall seek or consent to or acquiesce in the appointment of any trustees, receivers or liquidators of the Tenant or of all or any substantial part of its properties, or of any portion of the Leased Property, or shall make any general assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due, as the case may be;

          (d) If petitions shall be filed against the Tenant seeking any reorganization, arrangements, composition, readjustment, liquidation, dissolution or similar relief under any present or future federal, state or other statute, law or regulation, and shall remain undismissed or unstayed for an aggregate of ninety
               (90) days (whether or not consecutive), or if trustees, receivers or liquidators of the Tenant, or of all or any substantial part of its properties or of any portion of the Leased Property, shall be appointed without the consent or acquiescence of the Tenant and such appointment shall remain unvacated or unstayed for an aggregate of ninety (90) days (whether or not consecutive).

     15.02     Remedies When an Event of Default Exists - At any time when an
               ----------------------------------------
     Event of Default, as defined in Section 15.01 hereof shall exist, the Landlord may, without further notice to the Tenant, exercise any one or more of the remedies set forth below:

          (a) Declare this lease and all rights of Tenant, its successors or assigns, thereunder ended and terminated and re-enter upon and retake possession of the Leased Property as of its former estate, and may retain any prepaid rentals or good faith, security or other deposits, or

          (b) Enter upon the Leased Property as the agent of the Tenant, by force or otherwise, without being liable in any way therefor and lease and relet the Leased Property as agent of the Tenant, at such price and upon such terms and for such duration of time as the Landlord may determine, and receive the rent therefor, applying the same to the payment of the rent due under these presents, and if the full rental herein provided for shall not be realized by the Landlord over and above the expenses to the Landlord incurred in such lease or reletting, said Tenant shall pay any deficiency, and in either such event this Lease shall constitute a Security Agreement within the meaning of the Uniform Commercial code of the State of Florida and Landlord shall have and retain a lien upon all property belonging to the Tenant situate upon said Leased Property to secure payment of rent due pursuant to the terms of this Lease. Landlord agrees to use its best efforts to re-lease or rent the property.

15.03     Attorneys' Fees - The Tenant will pay all reasonable costs and
          ---------------
expenses incurred by or on behalf of the Landlord, including, without limitation, reasonable attorneys' fees and expenses, occasioned by any default by the Tenant under this Lease. Landlord will pay all reasonable costs and expenses incurred by or on behalf of Tenant, including without limitation reasonable attorneys' fees and expenses occasioned by any breach of the terms and conditions of this lease by Landlord.

                         ARTICLE 16 - DEMOLITION, ETC.
                         -----------------------------

16.01 Subject to provisions of Section 4.02 hereof, the Tenant may at any time during the term of the Lease remodel, add to or reconstruct the Hotel and other building or buildings presently existing or later placed on the Leased Property or wreck, raze, demolish or remove the Hotel and other building or buildings and replace same with a different or greater building or buildings; provided, however, that the building or buildings when so remodeled, added to, constructed or reconstructed, and any building or buildings so demolished, shall be designed and constructed for one or more of the following purposes and uses: single family or multiple residential, hotel, motel, apartments, office, store building or other legitimate residential, commercial or business purposes (condominium or rental). The Tenant agrees to save and hold the Landlord free and harmless from loss, cost or damage by virtue of the remodelling, construction, wrecking, razing, demolition or removal of said building or buildings.

                 ARTICLE 17 - LANDLORD'S AND TENANT'S REMEDIES
                 ---------------------------------------------

17.01     No Waiver, etc. by Landlord or Tenant - No failure by either party to
          -------------------------------------
insist upon the strict performance of any provision of this Lease or to exercise any right, power or remedy in the event of a breach hereof, and no acceptance or payment of full or partial rent during the continuance of any such breach, shall constitute a waiver of any such breach or provision. No waiver of any breach shall affect or alter the rights and remedies of the Landlord or the Tenant under this Lease, with respect to any other then existing or subsequent breach thereof, unless expressly so stipulated in writing.

                   ARTICLE 18 - SURRENDER OF LEASED PROPERTY
                   -----------------------------------------

18.01     Tenant Shall Surrender - Except as herein provided, the Tenant shall,
          ----------------------
upon any expiration or earlier termination of this Lease, peaceably vacate and surrender to the Landlord the Leased Property.

             ARTICLE 19 - QUIET ENJOYMENT, CONVEYANCE BY LANDLORD
             ----------------------------------------------------

19.01     Quiet Enjoyment - The Tenant, upon paying the Basic Rent, and
          ---------------
Quarterly Basic Rent Installments and all Additional Amounts and other payments provided for in this Lease, and upon performing and complying with all the provisions of this Lease, shall lawfully and quietly hold, occupy and enjoy the Leased Property during the term of this Lease without hindrance or molestation of the Landlord, or others claiming through the Landlord, subject, however, to the right of the Landlord to enter the Leased Property as provided herein, to the matters referred to in Section 2.01 and subject to any Taking and to any acts of God or the public enemy or the armed forces of the United States.

19.02     Conveyance by the Landlord - In case the Landlord, or any
          --------------------------
successor owner of the Leased Property, shall convey or otherwise dispose of the Leased Property in accordance with the terms of this Lease, all liabilities and obligations on the part of the Landlord accruing thereafter shall terminate, and thereupon all such liabilities and obligations shall be binding upon the new owner.

19.03     Non-Disturbance by Landlord -  Landlord may execute any
          ---------------------------
mortgages, deeds of trust, or other financial instruments relating only to the Landlord's rights in the Leasehold Property, which mortgages, deeds of trust or other financial instruments will be junior and subordinate to this Lease, any Sublease or Leasehold Mortgage, as long as such instruments cannot interfere with the quiet enjoyment of the Leased Property by the Tenant and any of its successors in interest.

                           ARTICLE 20 - CERTIFICATES
                           -------------------------

20.01     Estoppel Certificates - During the term of this Lease, each party
          ---------------------
shall, upon the request of the other party, acknowledge and deliver to the other a certificate certifying:

          (a) that this Lease is unmodified, is in good standing and in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications):

          (b) whether or not there are then existing any known offsets or defenses against the enforcement of any of the provisions of this Lease (and, if so, specifying the same); and

          (c) the date, if any, to which the Basic Rent, Quarterly Basic Rent Installments and Additional Amounts have been paid in advance.

Any such certificate may be relied upon by any prospective purchaser or mortgagee of the Leased Property or any part thereof.

                     ARTICLE 21 - ACCEPTANCE OF SURRENDER
                     ------------------------------------

     21.01     Acceptance of Surrender - No surrender to the Landlord of this
               -----------------------
Lease or of the Leased Property or any part thereof or of any interest therein by the Tenant shall be valid or effective unless required by the provisions of this Lease or unless agreed to and accepted in writing by the Landlord.

                     ARTICLE 22 - JOINDER OF THE LANDLORD
                     ------------------------------------

22.01     Joinder of the Landlord - The Landlord shall not be required to join
          -----------------------
in any contest referred to in Section 7.01 unless any Legal Requirement requires that such contest be brought by or in the name of the Landlord, in which event the Landlord shall join in such contest or permit the same to be brought in its name, provided that the Tenant shall pay all expenses in connection therewith, including Landlord's attorneys fees, and indemnify and save harmless the Landlord from and against the same and any loss.

                           ARTICLE 23 - ARBITRATION
                           ------------------------

23.01     Arbitration - In each case specified in this Lease in which it shall
          -----------
become necessary to resort to arbitration, such arbitration shall be determined as provided in this Article. The party desiring such arbitration shall give written notice to that effect to the other party, specifying in said notice the name and address of the person designated to act as arbitrator on its behalf. Within fifteen (15) days after the serving of such notice, the other party shall give written notice to the first party specifying the name and address of the person designated to act as arbitrator on its behalf. If the second party fails to notify the first party of the appointment of its arbitrator, as aforesaid, within or by the time above specified, then the appointment of the second arbitrator shall be made in the same manner as hereinafter provided for the appointment of a third arbitrator in a case where the two arbitrators appointed hereunder and the parties are unable to agree upon such appointment. The arbitrators so chosen shall meet within ten (10) days after the second arbitrator is appointed. If the said two arbitrators shall not agree upon the decision to be made in such dispute, they shall, themselves, appoint a third arbitrator who shall be a competent and impartial person, and in the event of their being unable to agree upon such appointment within ten (10) days after the time aforesaid, the third arbitrator shall be selected by the parties themselves if they can agree thereon within a further period of fifteen (15) days.

          If the parties do not so agree, then either party, on behalf of both, may request the then presiding Judge of the Circuit Court of the County of Broward, the State of Florida to appoint such third arbitrator, and the other party shall not raise any question as to the court's full power and jurisdiction to entertain the application and make the appointment and the person so appointed shall be the third arbitrator. The decision of the arbitrators so chosen shall be given within a period of thirty (30) days after the appointment of such third arbitrator. The decision in which any two of the arbitrators so appointed and acting hereunder concur shall in all cases be binding and conclusive upon the parties. Each party shall pay the fees and expenses of the one or the two original arbitrators appointed by such party, or in whose stead as above provided, such arbitrator was appointed, and the fees and expenses of the third arbitrator, if any, shall be borne equally by both parties. Except as otherwise provided in this Lease, the said arbitration shall be conducted in the Broward County, Florida, and in accordance with the rules then pertaining of the American Arbitration Association, and the decision of the arbitrators shall be final and binding upon the parties and judgment upon any arbitration decision rendered may be entered by any Court having jurisdiction thereof.

                      ARTICLE 24 - NOTICES AND APPROVALS
                      ----------------------------------

     24.01     Notices - All notices, demands, requests and other instruments
               -------
     (collectively "notices") shall be given by depositing the same in the mail, postage prepaid, registered or certified with return receipt requested, or by telex or telegram (a) if to the Tenant at Suite 1000, 1 Lincoln Centre, 5400 LBJ Freeway, Dallas, Texas, U.S.A. 75240, with a copy to Cavendish Investing Ltd. Suite 2210, 130 Adelaide Street West, Toronto, Ontario, Canada MSH 3P5, Attention: The President, or at such other address as the Tenant from time to time may have designated by written notice to the Landlord, and (b) if to Landlord addressed to the Landlord c/o Mr. C.H. Alberding, 9 East Huron Street, Chicago, Illinois, 60611 U.S.A., with a copy to the Landlord's attorneys, Messrs. Shackelford, Stallins & Evans, 1400 Metropolitan Bank Building, P.O. Box 3324, Tampa, Florida 33601, U.S.A. Attention: Mr. Thomas P. Evans or at such other address as the parties from time to time may designate by written notice. Any notice shall not be presumed to have been delivered until received.

               ARTICLE 25 - SALE OF LEASED PROPERTY - RIGHT OF
               ------------------------------------------------
                           FIRST REFUSAL TO PURCHASE
                           -------------------------

     25.01 If the Landlord wishes to sell the Leased Property at any time and enters into negotiations which seem likely to result in an offer which the Landlord might accept, and the Tenant is not in default hereunder, the Landlord shall notify the Tenant of such negotiations. If the Landlord during the term hereof receives a bona fide offer from a third party to purchase the Leased Property subject to the Lease, which offer the Landlord is willing to accept, the Landlord shall notify the Tenant in writing of such offer and shall send the Tenant a copy of such offer to purchase. The Tenant shall have the right to purchase the Leased Property, if the Tenant is not in default hereunder, upon the same terms and conditions as those set forth in such offer. Such option shall be exercised (if at all) within twenty (20) Business Days from the date of the receipt of a copy of the offer. If the Tenant elects to exercise the option the Tenant shall, within such twenty (20) Business Days, execute a contract of sale with the Landlord to purchase the Leased Property upon the same terms and conditions as are set forth in such offer and shall upon the execution of such contract pay to the Landlord a deposit equivalent to the amount of the deposit specified in such offer. If any part of the purchase price payable for the Leased Property is comprised of non-cash consideration which by its nature or terms is incapable of being provided by the Tenant on the same or substantially similar basis, the Tenant at its option may elect to pay the cash equivalent of such non-cash consideration together with such additional cash consideration as may be necessary to adequately and reasonably compensate the Landlord for any adverse tax result which it may suffer by reason of not receiving such non-cash consideration and failing agreement as to the amount of such cash consideration or additional cash consideration, the matter shall be submitted to arbitration as provided in
     Article 23 hereof.

                          ARTICLE 26 - MISCELLANEOUS
                          --------------------------

     26.01     Invalidity of Portion of Lease - If any provision of this Lease
               ------------------------------
     or any application thereof shall be invalid or unenforceable, the remainder of this Lease and any other application of such provision shall not be effected thereby.

     26.02     No Modifications Except in Writing - Neither this Lease nor any
               ----------------------------------
     term or provision hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which the enforcement of the change, waiver, discharge or termination is sought.

     26.03     Florida Law Governs - This Lease shall be governed by and
               -------------------
     construed and enforced in accordance with the local laws of the State of Florida.

     26.04     Captions for Convenience - The captions on Articles and Sections
               ------------------------
     in this Lease are for convenience of reference ony and shall in no way define, limit or describe any of the provisions of this Lease.

     26.05     Counterparts - This Lease may be executed in several
               ------------
     counterparts, each of which shall be an original but all of which shall constitute but one and the same instrument.

     26.06     Reference to Landlord - Any reference to the Landlord shall
               ---------------------
     include Holiday Hotel Corporation, Lubbock Corporation and Poinsettia Corporation, jointly and severally.

     26.07     Reference to Tenant - Any reference to the Tenant shall include
               -------------------
     Cavendish Properties Inc. or its assigns.

     26.08     Successors and Assigns - The covenants and agreements of this
               ----------------------
     Lease shall, subject to the provisions of this Lease, bind and enure to the benefit of the Landlord and its successors and assigns, and Cavendish Properties Inc. and its successors and assigns.

     26.09     Whenever pursuant to any of the terms of this Lease:

          (i) any act or thing is to be done by the Tenant or the Landlord, as the case may be; or

          (ii) any instrument is to be executed by the Landlord or the Tenant, as the case may be;

     if such act or thing is done or instrument is executed by one of the corporations constituting the Landlord or the Tenant, as the case may be, the same shall in all respects constitute performance by the Tenant or the Landlord, as the case may be, with the same full force and effect as if done and/or executed by all parties constituting the party or all parties constituting the Landlord and any payment in satisfaction of the Landlords' or Tenants' obligation by any one of the corporations constituting the Landlord or the Tenant, as the case may be, shall constitute full performance by the Tenant or the Landlord, as the case may be.

     26.10     Consents and Approvals - The Landlord and the Tenant shall each
               ----------------------
     designate by letter from time to time one (1) representative competent to provide any consent or approval which may be required under this Lease. Any consent or approval may be sought and may be given orally, but in such event the party giving the consent or approval shall confirm the same in written or telegraphic form within three (3) Business Days thereafter. In addition, each representative shall have full power and authority to attend to and act upon all matters that may be necessary in relation to the affairs of the Landlord and the Tenant respectively, pursuant to the terms of this Lease, and the Landlord and the Tenant shall be bound by the actions taken by their respective representatives. Whenever either party is called upon under this Lease to give or withhold any approval or otherwise exercise judgment, the same shall be done in a reasonable manner in the light of the circumstances and giving full effect to the purposes intended to be achieved by this Lease.

     26.11     Memorandum of Lease - The parties shall execute upon the request
               -------------------
     of the other a memorandum of lease suitable for recording purposes.

     26.12     Authorization - Landlord and Tenant hereby represent and covenant
               -------------
     that they have been fully and duly authorized to execute this Lease and that the terms and conditions contained herein are binding on the respective parties hereto. Further, the individual signing here on behalf of Landlord and Tenant further covenant, agree and represent that they are authorized by the entities they represent to sign this Lease and that the same is binding upon said entities.

     26.13     No Joint Venture or Partnership - The parties hereto state that
               -------------------------------
     they have not created and do not intend to create by this Lease a joint venture or partnership relation between them.

     26.14     Modifications for Leasehold Mortgages - From time to time, if any
               -------------------------------------
     Leasehold Mortgagee to whom Tenant proposes to make a Leasehold Mortgage shall require modifications to the Lease as a condition to making any loan or sale secured by such Mortgage, Landlord agrees to enter into an agreement with Tenant in recordable form making the modifications that are requested by such lender, provided that such changes are reasonable and shall not encumber or jeopardize the interest of the Landlord in any material respect. Under no circumstances shall Landlord be required to make any agreement that changes in any material way the substantive provisions of this Lease or Landlord's obligations or benefits hereunder. It is also agreed that any Leasehold Mortgagee who acquires this Lease under the terms of Article 13 may acquire same either directly or through one of its Affiliates. If Leasehold Mortgagee or its Affiliate does so acquire this Lease and disposes of same within three years from the date of acquisition, then such Leasehold Mortgagee or Affiliate shall only be liable for the duties and obligations under this Lease during the period in which it holds leasehold title provided that said Leasehold Mortgagee or Affiliate requires the assignee of this Lease or sublease to assume the obligations hereunder.

                        ARTICLE 27 - SECURITY DEPOSITS
                        ------------------------------

     27.01 On the date hereof, the Tenant has deposited with the Landlord the sum of $662,500 the receipt of which the Landlord hereby acknowledges. It is understood that the Landlord, on not less than 30 days' notice given at any time and from time to time during the term of the Lease, may require the Tenant to advance additional amounts up to a maximum of $1,837,500 so that the amounts then held by the Landlord as a security deposit in accordance with the following terms will not exceed $2,500,000:

          (a) It is agreed that the first $1,250,000 of the security deposit held by the Landlord (or such lesser amount as may have been deposited with the Landlord during the first seven years of the term of the Lease (the "Initial Portion")) shall be held by the Landlord as security for the compliance by the Tenant for the first three (3) years of the term of the Lease with the terms and provisions of this Lease. If the Tenant fully and faithfully complies with the terms and provisions of the Lease for the first three (3) years of the Term, the Initial Portion shall be repaid by the Landlord to the Tenant in equal annual installments on the third, fourth, fifth, sixth and seventh anniversary dates of this Lease;

          (b) Any amounts advanced to the Landlord on account of the security deposit in excess of $1,250,000 (the "Remaining Portion") shall be held as security for the performance by the Tenant of the terms and provisions of the Lease for the fourth through thirteenth years of the Term of the Lease, both inclusive. The Remaining Portion shall be repaid by the Landlord to the Tenant in equal consecutive annual instalments payable on the twelfth and thirteenth anniversary dates of this Lease;

          (c) The Sum, or the portion thereof remaining unpaid from time to time, shall bear interest at an annual rate calculated daily and payable by the Landlord to the Tenant monthly on the last day of each and every month until the Sum is fully repaid, such rate to be equal to the Prime Rate and the first of such monthly payments to be paid on the last day of the month in which this Lease is executed and delivered by the parties hereto;

          (d) As security for the Landlord's obligations to repay the Remaining Portion to the Tenant, or so much thereof as remaining due and owing the Tenant, the Landlord shall simultaneously to the effective date thereof give to the Tenant a first mortgage on its fee estate on the date of this Lease securing the sum of ONE MILLION TWO HUNDRED AND FIFTY THOUSAND DOLLARS ($1,250,000.00) upon the terms and conditions set forth in subparagraphs (b) and
               (c) hereof; and the mortgage shall be satisfied and discharged when the Sum has been repaid or consumed pursuant to any of the provisions of this Article 27;

          (e) If the Tenant vacates or surrenders the Leased Property during the first thirteen (13) years of the term of the Lease, or if there is monetary default under the Lease for a period of thirty
               (30) days after written notice by the Landlord to the Tenant, then in that event the amount required to remedy the default shall be payable from whichever of the Initial Portion or Remaining Portion of the Sum that then remains unpaid in order to remedy such default, or if the amount available to remedy such default is insufficient, the Landlord shall be entitled to its other rights and remedies pursuant to the Lease or at Law.

     27.02     Set Off - Tenant shall have the right at its election from time
               -------
     to time to set off against any rent payments due under this Lease, any sum or sums including interest in connection with the Initial Portion or Remaining Portion as and when the same become due by Landlord to Tenant pursuant to the terms of this Lease.

                             ARTICLE 28 - RENEWAL
                             --------------------

     28.01 If the Tenant is not in default hereunder (both at the time of exercise of its right of renewal as provided herein and as of the commencement date of the renewal term) and has observed and performed every covenant and proviso herein contained, upon notice in writing delivered to the Landlord not later than twelve (12) months before the expiry of the term hereof, the Tenant shall have the right to renew this Lease for a further term of twenty-five (25) years, such renewal term to commence upon the expiration of the term hereof upon the same terms and conditions save and except that there shall be no right to any further renewal of this Lease.

                             ARTICLE 29 - REZONING
                             ---------------------

     29.01 The Landlord and Tenant agree that they will each use their best efforts and co-operate fully with one another to accomplish the rezoning of the RIA property comprised in the Leased Property to an R3 classification or the equivalent provided that if the Tenant has completed development activity on the Leased Property to a stage where such rezoning would not be advantageous to it, the Tenant shall not thereafter be obligated hereunder.

               IN WITNESS WHEREOF the parties hereto have duly executed this Lease.

     WITNESSES:
                                        HOLIDAY HOTEL CORPORATION
     As to Holiday Hotel Corporation:
     xxxxxxxxxxxxxxxxxxxxxxxxxxxxxx     By: /s/ C.H. Alberding
     --------------------------------       ---------------------------------
                                            C. H. Alberding, President

     xxxxxxxxxxxxxxxxxxxxxxxxxxxxxx     Attest: /s/ Tucker Moore
     --------------------------------           -----------------------------
                                                Tucker Moore, Assistant
                                                  Secretary

                                                                (Corporate Seal)

                                        POINSETTIA CORPORATION

     As to Poinsettia Corporation:
     xxxxxxxxxxxxxxxxxxxxxxxxxxxxxx     By: /s/ C.H. Alberding
     --------------------------------       ---------------------------------
                                            C. H. Alberding, President

     xxxxxxxxxxxxxxxxxxxxxxxxxxxxxx     Attest: /s/ Tucker Moore
     --------------------------------           -----------------------------
                                                Tucker Moore, Assistant
                                                  Secretary

                                                                (Corporate Seal)

                                        LUBBOCK CORPORATION

     As to Lubbock Corporation:
     xxxxxxxxxxxxxxxxxxxxxxxxxxxxxx     By: /s/ C.H. Alberding
     --------------------------------       ---------------------------------
                                            C. H. Alberding, President

     xxxxxxxxxxxxxxxxxxxxxxxxxxxxxx     Attest: /s/ Tucker Moore
     --------------------------------           -----------------------------
                                                Tucker Moore, Assistant
                                                  Secretary

                                                                (Corporate Seal)

                                             CAVENDISH PROPERTIES INC.

As to Cavendish Properties Inc.:

     XXXXXX                                  By: /s/ Derek J. Watchorn
--------------------------------                --------------------------------
                                                   Derek J. Watchorn, Assistant
     XXXXXX                                        Secretary
--------------------------------

                                                                (Corporate Seal)


STATE OF FLORIDA          )
                          )   SS.
COUNTY OF DADE            )

     The foregoing Memorandum of Lease was acknowledged before me this 30th day of November, 1981 by C. H. Alberding, as President, and Tucker Moore, as Assistant Secretary, of Holiday Hotel Corporation, a Florida corporation, on behalf of said corporation.


                                             /s/ Susan King
                                             -----------------------------------
                                             NOTARY PUBLIC
                                             State of Florida at Large

                                             My Commission Expires: 1/9/82


STATE OF FLORIDA          )
                          )   SS.
COUNTY OF DADE            )

     The foregoing Memorandum of Lease was acknowledged before me this 30th day of November, 1981 by C. H. Alberding, as President, and Tucker Moore, as Assistant Secretary, of Poinsettia Corporation, a Florida corporation, on behalf of said corporation.


                                             /s/ Susan King
                                             -----------------------------------
                                             NOTARY PUBLIC
                                             State of Florida at Large

                                             My Commission Expires: 1/9/82

STATE OF FLORIDA          )
                          )   SS.
COUNTY OF DADE            )

     The foregoing Memorandum of Lease was acknowledged before me this 30th day of November, 1981 by C. H. Alberding, as President, and Tucker Moore, as Assistant Secretary, of Lubbock Corporation, a Texas corporation, on behalf of said corporation.


                                             /s/ Susan King
                                             -----------------------------------
                                             NOTARY PUBLIC
                                             State of Florida at Large

                                             My Commission Expires: 1/9/82

                         STATE OF FLORIDA    )
                                             )    ss.
                         COUNTY OF DADE      )

                              The foregoing Memorandum of Lease was acknowledged
                         before me this 30th day of November, 1981 by Derek J. Watchorn, as Assistant Secretary of Cavendish Properties, Inc., a Texas corporation, on behalf of said corporation.


                                        /s/ Susan King
                                        ----------------------------------------
                                        NOTARY PUBLIC
                                        State of Florida at Large

                                        My Commission Expires: 1/9/82

                                  SCHEDULE A
                                  ----------


                           Legal Description of Land
                           -------------------------

Parcel "A" and Lots 7 and 8, HOLIDAY BEACH, according to the plat thereof, as recorded in Plat Book 27, Page 39, of the Public Records of Broward County, Florida, together with those lands which have accreted to said Lot 7, lying between the platted East line of said Lot 7 and the mean high water line of the Atlantic Ocean; and a portion of Government Lot 1 and a portion of former New River Sound, including submerged lands now known as Mayan Lake, in Section 13, Township 50 South, Range 42 East, more full described as follows:

Beginning at the Southwest corner of said Parcel "A" HOLIDAY BEACH; thence North 1 degrees 50' 25" West, along the West line of said Parcel "A", a distance of
35.00 feet to the Southeast corner of Parcel "A", MAYA MARCA SUBDIVISION, according to the plat thereof, as recorded in Plat Book 63, Page 41, of the Public Records of Borward County, Florida; thence Westerly along the South lines of said Parcel "A", MAYA MARCA SUBDIVISION, the following three courses and distances: South 88 degrees 09' 35" West, a distance of 10.00 feet; thence South 45 degrees 30' 35" West, a distance of 51.67 feet; thence South 88 degrees 09' 35" West, a distance of 18.43 feet to the point of termination of the said three courses and distances; thence South 49 degrees 29' 24" East, a distance of 37.11 feet; thence South 0 degrees 57' 11" West, a distance of 984.71 feet to a point on a line 300.00 feet North of and parallel with the North line of the South 15 chains of said Government Lot 1; thence North 88 degrees 13' 08" East along said parallel line, a distance of 662 feet more or less to the shoreline of the Atlantic Ocean; thence Northerly along said shoreline to a point on a line
415.00 feet South of and parallel with the North line of said Section 13; thence South 88 degrees 09' 35" West, along said parallel line and along the South lines of said Lots 7 and 8, and Parcel "A" HOLIDAY BEACH a distance of 602 feet more or less to the Point of Beginning.

Said land situate, lying and being in the City of Fort Lauderdale, Broward County, Florida.

Together with:

The buildings and other improvements situated on the above-described real property; and

All and singular the rights and appurtenances pertaining thereto, including all right, title and interest of the Lessor in and to adjacent streets, roads, alleys, rights-of-way and easements, and all reversions thereof, if any; and

All naturally accreted land lying waterward of the above-described real property.

                                 "SCHEDULE B"
                                 ------------


     1. Mineral reservation and petroleum reservation in favor of the Trustees of the Internal Improvement Fund of Florida, as set out in Deed to Harbor Beach Company, dated 5/28/41 and recorded 2/24/42 under Clerk's File 228390 in Deed Book 401, Page 74.

     2. A permanent non-exclusive twenty-five (25') foot easement to construct and maintain a roadway, sewer, water, gas, electric and telephone lines, extending South 628 feet from the North line of Section 13 as set out in Easement Deed from Harbor Beach Company to Coral Tides Corporation, dated 5/5/47 and recorded 5/15/47 in Deed Book 586, Page 446.

     3. A ten-foot (10') wide easement for water and utilities in favor of the City of Fort Lauderdale from Holiday Hotel Corporation, dated 7/27/51 and recorded 9/15/51 in Deed Book 746, Page 232.

     4. Easement for water and utilities in favor of the City of Fort Lauderdale, from Holiday Hotel Corporation, dated 11/5/51 and recorded 12/28/51 in Deed Book 757, Page 396.

     5. Easement for water and utilities in favor of the City of Fort Lauderdale from Harbor Beach Company, dated 9/11/51, and recorded 9/15/51 in Deed Book 746, Page 236.

     6. A twenty-five foot (25') wide easement for ingress and egress in favor of Poinsettia Corporation from Holiday Hotel Corporation dated 6/21/57 and recorded 6/28/57 in Official Records Book 961, Page 543.

     7. Mortgage from Holiday Hotel Corporation to Nationwide Life Insurance Company, dated 7/15/70 and recorded 7/16/70, in Official Records Book 4257, Page 1, in the original principal sum of $450,000.00, which Lessor agree to continue to pay in accordance with its terms and the terms of an Agreement of even date between Lessors and Lessee.

     8.   Taxes for the year 1981 and subsequent years.

     9. Setback line for Lot 8, Holiday Beach as set out on said plat recorded in Plat Book 27, Page 39.

               THIS AMENDMENT TO LEASE is made as of the 30th day of January, 1982.

B E T W E E N:

               HOLIDAY HOTEL CORPORATION,
               a corporation incorporated under
               the laws of the State of Florida,
               POINSETTIA CORPORATION,
               a corporation incorporated under
               the laws of the State of Florida,
               and LUBBOCK CORPORATION,
               a corporation incorporated under
               the laws of the State of Texas,

               (hereinafter collectively referred
               to as the "Landlord"),

                                                             OF THE FIRST PART,

                              - and -

               LAUDERDALE BEACH ASSOCIATION,
               a general partnership formed under
               the laws of the State of Florida,

               (hereinafter referred to as the
               "Tenant"),

                                                             OF THE SECOND PART.

W H E R E A S :

     (A) Pursuant to a lease (the "Lease") made as of November 30, 1981, the Landlord leased to Cavendish Properties Inc. ("Cavendish") the Leased Property upon the terms and conditions as therein set forth;

     (B) Pursuant to an assignment of lease made as of January 15, 1982, Cavendish assigned the Lease to the Tenant; and

     (c) The Landlord and the Tenant have agreed to amend the Lease as hereinafter set forth.

     NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the covenants and agreements contained herein and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereby covenant and agree as follows:

1. Article 3.01 of the Lease is hereby deleted and the following substituted in lieu thereof:

     "3.01   Basic Rent - During the term of this Lease, the Tenant
             ----------
     will pay to the Landlord a net basic rent (the `Basic Rent') as provided herein in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts to The Northern Trust Company, 50
     South Lasalle Street, Chicago, Illinois or at such other place or to such agent as the Landlord from time to time may designate. The Basic
     Rent
          shall be payable in advance in quarterly installments (the 'Quarterly Basic Rent Installment') on the date hereof, and on the first day of each succeeding three month period during the term hereof and shall be computed as follows:

          (i) For the first year of the term of this Lease the annual rental shall be $550,000 and each Quarterly Basic Rent Installment during such one year period shall be $137,500, subject to adjustment from time to time as set forth in item (ix) below;

         (ii) For the second year of the term of this Lease the annual rental shall be $650,000 and each Quarterly Basic Rent Installment during such one year period shall be $162,500, subject to adjustment from time to time as set forth in item (ix) below;

        (iii) For the third year of the term of this Lease the annual rent shall be $750,000 and each Quarterly Basic Rent Installment during such one year period shall be $187,500, subject to adjustment from time to time as set forth in item (ix) below;

         (iv) For the fourth year of the term of this Lease the annual rent shall be $950,000 and each Quarterly Basic Rent Installment during such one year period shall be $237,500, subject to adjustment from time to time as set forth in item (ix) below;

          (v) For the fifth year of the term of this Lease the annual rent shall be $1,150,000 and each Quarterly Basic Rent Installment during such one year period shall be $287,500;

         (vi) For the sixth year of the term of this Lease the annual rent shall be $1,200,000 and each Quarterly Basic Rent Installment during such one year period shall be $300,000;

        (vii) For the seventh year of the term of this Lease the annual rent shall be $1,250,000 and each Quarterly Basic Rent Installment during such one year period shall be $312,500;

       (viii) Subject to the increases provided by Article 3.03, the annual rent for the remainder of the term of this Lease (including during the renewal term) shall be $1,300,000 and each Quarterly Basic Rent Installment shall be $325,000;

         (ix) In the event that at any time prior to the fifth anniversary of the term hereof, more than 75% of the housing units which may be constructed on the Lands have been sold and conveyed by the Tenant to subsequent purchasers, the annual rent and Quarterly Basic Rent Installments payable thereafter shall be as provided in item (v) above;

               (x) Whenever a Taking of the nature referred to in Article 10 shall occur, the Quarterly Basic Rent Installments thereafter payable shall abate by an amount agreed to by the Landlord and Tenant and, failing agreement, the matter shall be submitted to arbitration pursuant to Article 23 hereof to determine what is a fair abatement having regard to the amount of the Leased Property in respect of which there has been a Taking."

2.             Article 29.01 of the Lease is hereby deleted.

3. Save and expect as otherwise provided herein, defined or capitalized provisions have the same meaning as attributed thereto in the Lease.

                    IN WITNESS WHEREOF the parties hereto have duly executed this Amendment to Lease.

WITNESSES:
As to Holiday Hotel Corporation:                     HOLIDAY HOTEL CORPORATION

/s/ Nancy Gardner                                    By: /s/ C. H. Alberding
------------------------                                ---------------------
                                                               President
XXXXXXXXXXXXXXXXXXXXXXXX
------------------------

                                                               [Corporate Seal]


As to Poinsettia Corporation:                        POINSETTIA CORPORATION

/s/ Nancy Gardner                                    By: /s/ C. H. Alberding
------------------------                                ---------------------
                                                               President
XXXXXXXXXXXXXXXXXXXXXXXX
------------------------

                                                               [Corporate Seal]

As to Lubbock Corporation:                           LUBBOCK CORPORATION

/s/ Nancy Gardner                                    By: /s/ C. H. Alberding
------------------------                                ----------------------
                                                               President
XXXXXXXXXXXXXXXXXXXXXXXX
------------------------

                                                               [Corporate Seal]

                                        LAUDERDALE BEACH ASSOCIATION
                                        a Florida general partner-
                                        ship

                                          By:  R/V-C Association, a Florida
                                               general partnership, as a general
                                               partner of LAUDERDALE BEACH
                                               ASSOCIATION, having as general
                                               partners Cavendish Properties
                                               (Florida), Inc., a Florida
                                               corporation; and R/V Associates,
                                               a Florida general partnership,
                                               whose partner are Rahn Harbor,
                                               Inc., a Florida corporation and
                                               Venturecorp Investments, Inc., a
                                               Delaware corporation.

As to Cavendish Properties                     Cavendish Properties (Florida),
(Florida), Inc.                                Inc. as general partner of R/V-C
                                               Association
xxxxxxxxxx
--------------------------
xxxxxxxxxx                              By:xxxxxxxxxx
--------------------------                 --------------------
                                           President
As to Rahn Harbor, Inc.                       [Corporate Seal]

xxxxxxxxxx                              R/V Association as general partner of
--------------------------              R/V-C Association
xxxxxxxxxx
--------------------------
                                          By:  Rahn Harbor, Inc.
As to Venturecorp Invest-
ments, Inc.                                    By: John H. Anderson
                                                   ------------------
xxxxxxxxxx                                           [Corporate Seal]
--------------------------
xxxxxxxxxx                              AND By: Venturecorp Investments, Inc.

--------------------------                By:xxxxxxxx
                                             ------------------------
                                                President

                                                     [Corporate Seal]

As to Marriott Corporation:                        By:  Marriott Corporation, a
                                                        Delaware corporation, as
XXXXXXXXXXXXXXXXXXXXXXXXXXX                             a general partner of
---------------------------                             LAUDERDALE BEACH
                                                        ASSOCIATION

                                                        By: XXXXXXXXXXXXXXXXX
                                                            -----------------
XXXXXXXXXXXXXXXXXXXXXXXXXXX                                   Vice President
---------------------------
                                                              [Corporate Seal]

                              AMENDMENT TO LEASE
                              ------------------

     THIS AMENDMENT TO LEASE is made as of the 21st day of December, 1982.

BETWEEN:

          HOLIDAY HOTEL CORPORATION, a corporation incorporated under the laws of the State of Florida, POINSETTIA CORPORATION, a corporation incorporated under the laws of the State of Florida, and LUBBOCK CORPORATION, a corporation incorporated under the laws of the State of Texas,

          (hereinafter collectively referred to as the "Landlord")

                                             OF THE FIRST PART,

                                      and

          LAUDERDALE BEACH ASSOCIATION, a general partnership formed under the laws of the State of Florida,

          (hereinafter referred to as the "Tenant"),

                                             OF THE SECOND PART.

W H E R E A S :

     (A) Pursuant to a lease (the "Lease") made as of November 30, 1981, the Landlord leased to Cavendish Properties Inc. ("Cavendish") the Leased Property upon the terms and conditions as therein set forth.

     (B) Pursuant to an assignment of lease made as of January 15, 1982, Cavendish assigned the Lease to the Tenant;

     (C) The Landlord and the Tenant have executed an Amendment to Lease made as of the 30th of January, 1982; and

     (D) The Landlord and the Tenant have agreed to amend the Lease further as hereinafter set forth:

     NOW, THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the covenants and agreements contained herein and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereby covenant and agree as follows:

     1.   Section 1.07 of the Lease is amended to read in full as follows:

          "Default - any failure on the part of the Tenant to
           -------
           perform or comply with any of the provisions of this Lease which after notice and grace period provided herein would be an Event of Default."

     2.   Section 1.08 of the Lease is amended to read in full as follows:

          "Event of Default - as defined in Article 15, subject to the provisions of Article 13."

     3. Section 1.10 of the Lease is amended so that the parenthetical phrase appearing in the third to last line of the section on page 2 of the Lease shall read in full as follows:

          "(other than state use or sales tax)".

     4. Section 9.01 of the Lease is amended so that at the end of the second sentence of Subsection (d) thereof the period is deleted and the following additional language is inserted:

          "including without limitation, the requirement that any loss payable thereunder shall be paid under a mortgagee endorsement or otherwise to the Leasehold Mortgagee during the first 55 years of the term."

          The third sentence of the first paragraph of Subsection (d) is amended to read as follows:

          "Policies or certificates evidencing such insurance shall be delivered to the Landlord upon the execution of this Lease, and renewals thereof shall be delivered to the Landlord at least fifteen (15) days prior to the expiration date of the respective policies."

     5.   Section 9.04 of the Lease is amended to read in full as follows:

          "Separate Insurance - Neither party shall take out separate insurance unless the other is included therein as an insured, with loss payable (including Leasehold Mortgagee loss payable endorsements) as provided in Section 9.01 hereof. Each party shall immediately notify the other and the Leasehold Mortgagee of the taking out of any such separate insurance and shall deliver copies to the other and the Leasehold Mortgagee of the policy or policies within the same time periods as provided in Section
          9.02 hereof."

     6.   Section 13.01(c) of the Lease is amended to read in full as follows:

          "No Event of Default shall be deemed to exist under or pursuant to this Lease with regard to any present or future mortgages of Tenant, or any Leasehold Mortgagee, unless and until such time as (1) any Leasehold Mortgagee shall have received from Landlord written notice which specifies the Default which if not cured within the time provided will constitute an Event of Default, and (2) a period of sixty (60) days thereafter elapses. Any such Leasehold Mortgagee may in the event of any such notice by Landlord, but without obligation, (1) do any or all things which it may deem necessary or appropriate so as to avoid the occurrence of such Event of Default and, (2) if either (A) the occurrence of such Event of Default is not, by the nature thereof, one which can be avoided by the Leasehold Mortgagee without having possession of the Leased Property or (b) is an Event of Default under Section 15.01(c) or Section 15.01(d) of this Lease, such Leasehold Mortgagee, within said 60-day period (which shall be extended for any delay because of any bankruptcy court or other legal restraint on foreclosure) (a) shall obtain a deed and assignment in lieu of the foreclosure of its Leasehold Mortgage, or (b) shall commence foreclosure or similar proceedings under its Leasehold Mortgage so as to divest Tenant of its right, title and interest in, to and under this Lease; provided, however, that such Leasehold Mortgagee shall have brought all unpaid payments of which Landlord has given notice as aforesaid current together with all other payments which have come due hereunder since the giving of such notice, and thereafter continues to keep such payment current during the period required to divest Tenant of such right, title and interest, it being agreed by Landlord, however, that Landlord will not terminate this Lease for failure of the Leasehold Mortgagee to make any such payment coming due after the giving of such notice unless such payment shall remain unpaid for a period of fifteen (15) days after notice by Landlord to the Leasehold Mortgagee; and provided further that nothing herein shall require payment of any rental waived by Landlord as hereinafter provided. No failure on the part of the Landlord to give any such notice either to the Tenant or the Leasehold Mortgagee or to both shall be deemed a waiver of the applicable default or defaults or of the Landlord's continuing right to give notice of such default or defaults so long as such default or defaults remain uncured."

     7. Section 13.01(d) of the Lease is amended so that the first paragraph thereof including the first line of Subparagraph (i) thereof shall read in full as follows and the remainder of said Subsection shall remain unchanged:

          "Subject to the provisions of this Article, if by reason of default, or by reason of the term hereof being taken in execution or attachment, or by reason of the rejection of this Lease under the Bankruptcy Code, this Lease shall be terminated prior to its stated expiration date, the Landlord will enter into a new lease of the Leased Property or such part thereof as is subject to such Leasehold Mortgage with the holder of that Leasehold Mortgage which had first priority on the leasehold estate at the time of termination, for the remainder of the term hereof, effective immediately prior to the time of such termination, at the rent and upon all of the terms, provisions, covenants and agreements contained in this Lease, subject, however, to the rights, if any, of the persons, other than the Tenant or the Landlord or any person claiming by, through or under the Landlord, than in lawful possession of any part of the Leased Property, provided that:

               "(i) The said first Leasehold Mortgagee shall make written ---"

     8. Section 13.01 of the Lease is further amended to add the following additional subparagraph thereof as Subparagraph (m) reading in full as follows:

          "Without limiting the rights of the Landlord to terminate this Lease upon the occurrence of an Event of Default as provided in Section 15.02(a), subject to Section (c) of Section 13.01: (i) the Leasehold
          Mortgagee shall not be required to assume or agree to perform the obligations of the Tenant under the Lease unless and until the Leasehold Mortgagee shall acquire the right, title and interest of the Tenant arising under this Lease by assignment in lieu of foreclosure or by foreclosure, and (ii) the Leasehold Mortgagee or such other person or entity as acquires title to the Leasehold Estate created hereunder by reason of an assignment in lieu of foreclosure or at a foreclosure sale and any successor in interest to ownership of the Leasehold Estate thereafter shall be liable for the performance of the obligation of Tenant hereunder only for those obligations occurring during such period of time as such Leasehold Mortgagee or such other purchaser or assignee or successor in interest thereof, respectively, is the owner of the Leasehold Estate.

     9.   Section 25.01 is hereby amended by adding the following sentence:

          "Notwithstanding the foregoing, in the event the Tenant shall exercise the option to purchase described above while the Leasehold Mortgage shall be outstanding, Tenant's exercise of the option shall not be valid without written consent of the Leasehold Mortgagee within the time provided in said Section 25."

     IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment to Lease.


WITNESSES:

As to Holiday Hotel Corporation:         HOLIDAY HOTEL CORPORATION

/s/ Anne Amatrudi                        By: /s/ C.H. Alberding
-------------------------                    ----------------------------
                                                                President

/s/ Alice M. Sobol                                       (Corporate Seal)
------------------------


As to Poinsettia Corporation:            POINSETTIA CORPORATION

/s/ Anne Amatrudi                        By: /s/ C.H. Alberding
------------------------                     ----------------------------
                                                                President

/s/ Alice M. Sobol                                       (Corporate Seal)
------------------------


As to Lubbock Corporation:               LUBBOCK CORPORATION

/s/ Anne Amatrudi                        By: /s/ C.H. Alberding
------------------------                     ----------------------------
                                                                President

/s/ Alice M. Sobol                                       (Corporate Seal)
------------------------

                        CERTIFICATES OF ACKNOWLEDGMENT
                        ------------------------------

STATE OF FLORIDA    )
                    )  SS:
COUNTY OF BROWARD   )

     The foregoing instrument was acknowledged before me this 21st day of December, 1982, by C.H. Alberding, as President of Holiday Hotel Corporation, a Florida corporation, on behalf of said corporation.

                                                  /s/ Carol B. Droege
                                                  ------------------------------
                                                  NOTARY PUBLIC


My Commission Expires:                                      (Notary Public Seal)

STATE OF FLORIDA    )
                    )  SS:
COUNTY OF BROWARD   )

     The foregoing instrument was acknowledged before me this 21st day of December, 1982, by C. H. Alberding, as President of Poinsettia Corporation, a Florida corporation, on behalf of said corporation.


                                                  /s/ Carol B. Droege
                                                  ------------------------------
                                                  NOTARY PUBLIC


My Commission Expires:                                      (Notary Public Seal)

STATE OF FLORIDA    )
                    )  SS:
COUNTY OF BROWARD   )

     The foregoing instrument was acknowledged before me this 21st day of December, 1982, by C. H. Alberding, as President of Lubbock Corporation, a Texas corporation, on behalf of said corporation.


                                                  /s/ Carol B. Droege
                                                  ------------------------------
                                                  NOTARY PUBLIC


My Commission Expires:                                      (Notary Public Seal)

                         LAUDERDALE BEACH ASSOCIATION,
                         a Florida general partnership,

                                        By:  R/V-C Association, a Florida
                                             general partnership, as a general
                                             partner of LAUDERDALE BEACH
                                             ASSOCIATION, having as general
                                             partners Cavendish Properties
                                             (Florida), Inc., a Florida
                                             corporation; and R/V Associates, a
                                             Florida general partnership, whose
                                             partners are Rahn Harbor, Inc., a
                                             Florida corporation, and
                                             Venturecorp Investments, Inc., a
                                             Delaware corporation


As to Cavendish Properties              By:  Cavendish Properties
(Florida), Inc.                              (Florida), Inc., as general partner
                                             of R/V-C Association

XXXXXXXXX                                    By: XXXXXXXX
----------------------------                     ---------------------------
                                                                   President
XXXXXXXXX
----------------------------                                (Corporate Seal)

As to Rahn Harbor, Inc.                 By:  R/V Associates as general
                                             partners of R/V-C
                                             Association

/s/ John H. Anderson                     By:  Rahn Harbor, Inc.
----------------------------

/s/ Anne Amatrudi                        By:  /s/ Peter A. Roberts
----------------------------                  ------------------------------

                                                            (Corporate Seal)

As to Venturecorp. Investments, Inc.     By:  Venturecorp Investments, Inc.

XXXXXXX                                       By:  XXXXXXXX
----------------------------                       -------------------------
                                                                   President

XXXXXXXX                                                    (Corporate Seal)
----------------------------

As to Marriott Corporation:                  By:  Marriott Corporation, a
                                                  Delaware corporation, as
   XXXXXXXXXXXXXXX                                a general partner of
--------------------------                        LAUDERDALE BEACH
                                                  ASSOCIATION

   XXXXXXXXXXXXXXX                                By: /s/ Stpehen F. Bollenbach
--------------------------                           ---------------------------
                                                                  Vice President

                                                                (Corporate Seal)



                        CERTIFICATES OF ACKNOWLEDGMENT
                        ------------------------------

STATE OF MARYLAND   )
                    )  SS:
COUNTY OF MONTGOMERY)

     The foregoing instrument was acknowledged before me this 29th day of December, 1982, by Stephen F. Bollenbach as Vice President of Marriott Corporation, a Delaware corporation, as a general partner of LAUDERDALE BEACH ASSOCIATION, a Florida general partnership.


                                                 /s/ Johanne P. Jackson
                                                 -------------------------------
                                                 NOTARY PUBLIC

My Commission Expires: 7/1/86                               (Notary Public Seal)


PROVINCE OF ONTARIO      )
                         )  SS:
JUDICIAL DISTRICT        )
OF YORK                  )

     The foregoing instrument was acknowledged before me this 14th day of December, 1982, by XXXXXXXXXX, as President of Cavendish Properties (Florida), Inc., a Florida corporation, as a general partner of R/V-C Association, on behalf of LAUDERDALE BEACH ASSOCIATION, a Florida general partnership.


                                                           XXXXXXXXXXXXXX
                                                 -------------------------------
                                                 NOTARY PUBLIC

                                                            (Notary Public Seal)

STATE OF FLORIDA   )
                   )  ss:
COUNTY OF BROWARD  )

     The foregoing instrument was acknowledged before me this 6th day of December, 1982, by Peter H. Roberts, as President of Rahn Harbor, Inc., a Florida corporation, as a general partner of R/V Associates, a general partner of R/V-C Association, on behalf of LAUDERDALE BEACH ASSOCIATION, a Florida general partnership.


                                                 /s/ Carol B. Droege
                                                 -----------------------------
                                                 NOTARY PUBLIC

                                                            (Notary Public Seal)
My Commission Expires:


PROVINCE OF ONTARIO    )
                       )  ss:
JUDICIAL DISTRICT      )
OF YORK                )

     The foregoing instrument was acknowledge before me this 14th day of December, 1982, by XXXX, as President of Venturecorp Investments, Inc., a Delaware corporation, as a general partner of R/V Associates, a general partner of R/V-C Association, on behalf of LAUDERDALE BEACH ASSOCIATION, a Florida general partnership.

                                                       XXXXXX
                                                  ---------------------------
                                                  NOTARY PUBLIC

                                                           (Notary Public Seal)

                              AMENDMENT TO LEASE
                              ------------------

     THIS AMENDMENT TO LEASE is made as of the 30 day of June, 1986.

BETWEEN:

     HOLIDAY HOTEL CORPORATION, a corporate incorporated under the laws of the State of Florida, POINSETTIA CORPORATION, a corporation incorporated under the laws of the State of Florida, and LUBBOCK CORPORATION, a corporation incorporated under the laws of the State of Texas,

     (hereinafter collectively referred to as the "Landlord")

                              OF THE FIRST PART,

                                      and

     LAUDERDALE BEACH ASSOCIATION, a general partnership formed under the laws of the State of Florida,

     (hereinafter referred to as the "Tenant").

                              OF THE SECOND PART

WHEREAS:

     (A) Pursuant to that certain lease (the "Lease") made as of November 30, 1981, the Landlord leased to Tenant (or its predecessor) the Leased Property upon the terms and conditions as therein set forth, a Memorandum of which was recorded in Official Records Book 9915, Page 983 of the Public Records of Broward County, Florida.

     (B) The Landlord and the Tenant have executed an Amendment to Lease made as of the 30th day of January, 1982;

     (C) The Landlord and the Tenant have executed a second Amendment to Lease made as of the 21st day of December, 1982; and

     (D) The Landlord and the Tenant have agreed to amend the Lease further as hereinafter set forth:

NOW Therefore This Agreement Witnesseth that in consideration of the covenants and agreements contained herein and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereby covenant and agree as follows:

     1. Section 13.01(c) of the Lease as amended by paragraph 6 of Amendment to Lease dated December 21, 1982 is amended to read as follows (addition shown by underlining):

         No Event of Default shall be deemed to exist under or pursuant to this Lease with regard to any present or future mortgages of Tenant, or any Leasehold Mortgagee, unless and until such time as (1) any Leasehold Mortgagee shall have received from Landlord written notice which specifies the Default which if not cured within the time provided will constitute an Event of Default, and (2) a period of sixty
(60) days thereafter elapses. Any such Leasehold Mortgagee may in the event of any such notice by Landlord, but without; obligation, (1) do any or all things which it may deem necessary or appropriate so as to avoid the occurrence of such Event of Default and, (2) if either (a) the occurrence of such Event of Default is not, by the nature thereof, one which can be avoided by the Leasehold Mortgagee without having possession of the Leased Property or (b) is an Event of Default under Section 15.01(c) or Section 15.01(d) of this Lease, such Leasehold Mortgagee, within said 60-day period (which shall be extended for any delay because of any bankruptcy court or other legal restraint on foreclosure) may
                                                                         ---
avoid such Event of Default if it (a) shall obtain a deed and assignment in
---------------------------------
lieu of the foreclosure of its Leasehold Mortgage, or (b) shall commence foreclosure for similar proceedings under its Leasehold Mortgage, divest Tenant of its right, title and interest in, to and under this Lease; provided, however, that such Leasehold Mortgagee shall have brought all unpaid payments of which Landlord has given notice as aforesaid current together with all other payments which have come due hereunder since the giving of such notice, and thereafter continues to keep such payment current during the period required to divest Tenant of such right, title and interest, it being agreed by Landlord, however, that Landlord will not terminate this Lease for failure of the Leasehold Mortgagee to make any such payment coming due after the giving of such notice unless such payment shall remain unpaid for a period of fifteen (15) days after notice by Landlord to the Leasehold Mortgagee; and provided further that nothing herein shall require payment of any rental waived by Landlord as hereinafter provided. No failure on the part of the Landlord to give any such notice either to the Tenant or the Leasehold Mortgagee or to both shall be deemed a waiver of applicable default or defaults or of the Landlord's continuing right to give notice of such default or defaults so long as such default or defaults remain uncured.

     2. Section 26.14 of the Lease is amended so that the last sentence thereof shall read as follows:

          If Leasehold Mortgagee or its Affiliate does so acquire this Lease, such Leasehold Mortgagee or Affiliate shall only be liable for the duties and obligations under this Lease during the period in which it holds leasehold title provided that said Leasehold Mortgagee or Affiliate requires the assignee of this Lease or sublease to assume the obligations hereunder.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Lease.

WITNESSES:                         "Landlord"

                                   HOLIDAY HOTEL CORPORATION

xxxxxxxxxxxxxxxxxxxx
---------------------------
xxxxxxxxxxxxxxxxxxxx
---------------------------        By: /s/ C. H. Alberding
                                      --------------------------
                                      C. H. Alberding, Persident


                                   POINSETTIA CORPORATION

xxxxxxxxxxxxxxxxxxxx
---------------------------
xxxxxxxxxxxxxxxxxxxx               By: /s/ C. H. Alberding
---------------------------           --------------------------
                                      C. H. Alberding, Persident


                                   LUBBOCK CORPORATION

xxxxxxxxxxxxxxxxxxxx
----------------------------
xxxxxxxxxxxxxxxxxxxx               By: /s/ C. H. Alberding
----------------------------          --------------------------
                                      C. H. Alberding, Persident

                                    "Tenant"

                                    LAUDERDALE BEACH ASSOCIATES, a Florida
                                    general partnership

                                    By: R/V-C Association, a Florida general
                                        partnership, general partner

                                        By: R/V Associates, a Florida general
                                            partnership, general partner

                                            By: Rahn Harbor, Ltd. a Florida
                                                limited partnership, general
                                                partner

                                                By: RAHN HARBOR, INC.,
                                                    a Florida corporation,
XXXXXXXXXXX                                         general partner
---------------------------

XXXXXXXXXXX                                      By: /s/ Peter H. Roberts
---------------------------                          ---------------------------
                                                                       President

                                    By: MARRIOTT HOTEL PROPERTIES LIMITED
                                        PARTNERSHIP, a Delaware limited
/s/ Christopher G. Townsend               partnership, general partner
---------------------------
                                        By: Marriott Hotel Properties, Inc.,
                                            a Delaware Corporation,
                                            general partner

/s/ W. R. Bloom                         BY: /s/ Craig M. Richards
---------------------------                ------------------------------------
                                                                  Vice President

STATE OF  Florida           )
                            ) SS.
COUNTY OF  Broward          )

     I HEREBY CERTIFY that on this day before me, an officer duly qualified to take acknowledgments, personally appeared C. H. Alberding, as President of HOLIDAY HOTEL CORPORATION, a Florida corporation, to me known to be the person described in and who executed the foregoing instrument and acknowledged before me that he executed the same on behalf of the corporation.

     WITNESS my hand and official seal in the County and State last aforesaid this 12th day of June, 1986.

                                                  XXXXXXXXXXX
                                               --------------------------------
My Commission Expires:                         Notary Public,
                                               State of Florida at Large
[Notary Public Seal]

STATE OF FLORIDA         )
                         )    SS.
COUNTY OF BROWARD        )

     I HEREBY CERTIFY that on this day before me, an officer duly qualified to take acknowledgments, personally appeared C. H. Alberding, as President of POINSETTIA CORPORATION, a Florida corporation, to me known to be the person described in and who executed the foregoing instrument and acknowledged before me that he executed the same on behalf of the corporation.

     WITNESS my hand and official seal in the County and State last aforesaid this 12th day of June, 1986.

                                             XXXXXXXXXXXXXXXXXXXXX
                                             -----------------------------------
My Commission Expires:                       Notary Public,
[Notary Public Seal]                         State of Florida at Large

STATE OF FLORIDA         )
                         )    SS.
COUNTY OF XXXXXXXXXXXXX  )

     I HEREBY CERTIFY that on this day before me, an officer duly qualified to take acknowledgments, personally appeared C. H. Alberding, as President of LUBBOCK CORPORATION, a Texas corporation, to me known to be the person described in and who executed the foregoing instrument and acknowledged before me that he executed the same on behalf of the corporation.

     WITNESS my hand and official seal in the County and State last aforesaid this 12th day of June, 1986.

                                             XXXXXXXXXXXXXXXXXXXXXX
                                             -----------------------------------
My Commission Expires:                       Notary Public,
[Notary Public Seal]                         State of Florida at Large

STATE OF FLORIDA       )
                       ) SS.
COUNTY OF BROWARD      )

     I HEREBY CERTIFY that on this day before me, an officer duly qualified to take acknowledgments, personally appeared Peter H. Roberts, as President of RAHN HARBOR, INC., a Florida corporation, as a general partner of LAUDERDALE BEACH ASSOCIATION, a Florida general partnership, to me known to be the person described in and who executed the foregoing instrument and acknowledged before me that he executed the same on behalf of the corporation.

     WITNESS my hand and official seal in the County and State last aforesaid this 12th day of June, 1986.


My Commission Expires:                      XXXXXXXXXX
[NOTARY PUBLIC SEAL]                       --------------------------------
                                           Notary Public,
                                           State of Florida at Large

STATE OF Florida        )
                        ) SS.
COUNTY OF Broward       )



     I HEREBY CERTIFY that on this day before me, an officer duly qualified to take acknowledgments, personally appeared Craig M. Richards, as Vice President of MARRIOTT HOTEL PROPERTIES, INC., a Delaware corporation, a general partner of MARRIOTT HOTEL PROPERTIES LIMITED PARTNERSHIP, a Delaware limited partnership, as a general partner of LAUDERDALE BEACH ASSOCIATION, a Florida general partnership, to me known to be the person described in and who executed the foregoing instrument and acknowledged before me that he executed the same on behalf of the partnership.

     WITNESS my hand and official seal in the County and State last aforesaid this 30th day of June, 1986.

                                                /s/ Denise T. Liustro
                                            ---------------------------------
My Commission Expires:                      Notary Public,
[NOTARY PUBLIC SEAL]                         State of Florida at Large